                                           Price/Yield Table - Class A-1

-------------------------------------------------------------------------------------------------------------------------
Security ID:            GECMC Series 2003-C2                            Initial Balance:                66,719,000
Settlement Date:           08/12/03                                     Initial Pass-Through Rate          2.6570%
Accrual Start Date:        08/01/03
First Pay Date:            09/10/03
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
-------------------------------------------------------------------------------------------------------------------------
During YM                    0.00%          25.00%          50.00%          75.00%          100.00%
During Open                  0.00%          25.00%          50.00%          75.00%          100.00%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
-------------------------------------------------------------------------------------------------------------------------
       99.750000             2.74            2.75            2.76            2.76             2.75
       99.812500             2.72            2.73            2.73            2.73             2.73
       99.875000             2.69            2.70            2.71            2.71             2.70
       99.937500             2.67            2.68            2.68            2.69             2.68
      100.000000             2.65            2.65            2.66            2.66             2.65
      100.062500             2.62            2.63            2.64            2.64             2.63
      100.125000             2.60            2.61            2.61            2.61             2.60
      100.187500             2.58            2.58            2.59            2.59             2.58
      100.250000             2.55            2.56            2.56            2.57             2.55
      100.312500             2.53            2.54            2.54            2.54             2.53
      100.375000             2.50            2.51            2.52            2.52             2.50
      100.437500             2.48            2.49            2.49            2.49             2.48
      100.500000             2.46            2.46            2.47            2.47             2.45
      100.562500             2.43            2.44            2.44            2.45             2.43
      100.625000             2.41            2.42            2.42            2.42             2.41
      100.687500             2.39            2.39            2.40            2.40             2.38
      100.750000             2.36            2.37            2.37            2.37             2.36
-------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                  2.79            2.77            2.75            2.74             2.68
  Mod Dur                    2.64            2.62            2.60            2.59             2.54
  FirstPrinPay            09/10/2003      09/10/2003      09/10/2003      09/10/2003       09/10/2003
  Maturity                05/10/2008      01/10/2008      01/10/2008      12/10/2007       12/10/2007
  Prin Window (Months)        57              53              53              52               52
-------------------------------------------------------------------------------------------------------------------------

      Assumptions                                                            Treasury Curve as of
-------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                          Term (Yrs)      Yield (BEY%)
--------------------------------                                          ----------      ------------
Initial Balance is as of August 2003                                         1/12            1.578
------------------------------------                                         ----            -----
Prepay Rates are a Constant % of CPR                                          1/4            1.578
100% of All Prepayment Premiums are assumed to be collected                   1/2            1.578
Prepayment Premiums are allocated to one or more classes                       2             1.578
of the offered certificates as described under "Description of the
 Certificates Distributions                                                    3             2.010
Distributions of Prepayment Premiums" in the Prospectus Supplement             5             3.083
No Extensions on any Mortgage Loan                                            10             4.261
No Delinquencies on any Mortgage Loan                                         30             5.180
No Defaults on any Mortgage Loan
-------------------------------------------------------------------------------------------------------------------------

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities LLC and any other Underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

Banc of America Securities LLC


                                           Price/Yield Table - Class A-2
-------------------------------------------------------------------------------------------------------------------------
Security ID:            GECMC Series 2003-C2                            Initial Balance:               165,053,000
Settlement Date:           08/12/03                                     Initial Pass-Through Rate:          4.013%
Accrual Start Date:        08/01/03
First Pay Date:            09/10/03

-------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
-------------------------------------------------------------------------------------------------------------------------
During YM                    0.00%          25.00%          50.00%          75.00%          100.00%
During Open                  0.00%          25.00%          50.00%          75.00%          100.00%

-------------------------------------------------------------------------------------------------------------------------
                          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
-------------------------------------------------------------------------------------------------------------------------
      100.000000             4.03            4.07            4.09            4.11             4.18
      100.062500             4.01            4.06            4.08            4.09             4.16
      100.125000             4.00            4.04            4.07            4.08             4.15
      100.187500             3.99            4.03            4.05            4.07             4.13
      100.250000             3.97            4.02            4.04            4.05             4.12
      100.312500             3.96            4.00            4.03            4.04             4.10
      100.375000             3.95            3.99            4.01            4.03             4.09
      100.437500             3.93            3.98            4.00            4.01             4.08
      100.500000             3.92            3.96            3.99            4.00             4.06
      100.562500             3.91            3.95            3.97            3.98             4.05
      100.625000             3.89            3.94            3.96            3.97             4.03
      100.687500             3.88            3.92            3.95            3.96             4.02
      100.750000             3.87            3.91            3.93            3.94             4.00
      100.812500             3.86            3.90            3.92            3.93             3.99
      100.875000             3.84            3.88            3.91            3.92             3.98
      100.937500             3.83            3.87            3.89            3.90             3.96
      101.000000             3.82            3.86            3.88            3.89             3.95
-------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                  5.41            5.30            5.21            5.13             4.90
  Mod Dur                    4.76            4.68            4.61            4.55             4.36
  FirstPrinPay            05/10/2008      01/10/2008      01/10/2008      12/10/2007       12/10/2007
  Maturity                12/10/2010      08/10/2010      07/10/2010      07/10/2010       05/10/2010
  Prin Window (Months)        32              32              31              32               30
-------------------------------------------------------------------------------------------------------------------------
      Assumptions                                                             Treasury Curve as of
-------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                          Term (Yrs)      Yield (BEY%)
--------------------------------                                          ----------      ------------
Initial Balance is as of August 2003                                         1/12            1.578
------------------------------------                                         ----            -----
Prepay Rates are a Constant % of CPR                                          1/4            1.578
100% of All Prepayment Premiums are assumed to be collected                   1/2            1.578
Prepayment Premiums are allocated to one or more classes                       2             1.578
of the offered certificates as described under "Description
   of the Certificates Distributions                                           3             2.010
Distributions of Prepayment Premiums" in the Prospectus Supplement.            5             3.083
No Extensions on any Mortgage Loan                                            10             4.261
No Delinquencies on any Mortgage Loan                                         30             5.180
No Defaults on any Mortgage Loan

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities LLC and any other Underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.


Banc of America Securities LLC

                                           Price/Yield Table - Class A-3

-------------------------------------------------------------------------------------------------------------------------
Security ID:            GECMC Series 2003-C2                            Initial Balance:                54,285,000
Settlement Date:           08/12/03                                     Initial Pass-Through Rate:          4.785%
Accrual Start Date:        08/01/03
First Pay Date:            09/10/03

-------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
-------------------------------------------------------------------------------------------------------------------------
During YM                    0.00%          25.00%          50.00%          75.00%          100.00%
During Open                  0.00%          25.00%          50.00%          75.00%          100.00%
-------------------------------------------------------------------------------------------------------------------------
                          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
-------------------------------------------------------------------------------------------------------------------------
      100.000000             4.82            4.85            4.84            4.82             4.82
      100.062500             4.81            4.84            4.83            4.81             4.81
      100.125000             4.80            4.83            4.82            4.80             4.80
      100.187500             4.79            4.82            4.81            4.79             4.79
      100.250000             4.78            4.81            4.80            4.78             4.78
      100.312500             4.77            4.80            4.79            4.77             4.77
      100.375000             4.76            4.79            4.78            4.76             4.76
      100.437500             4.75            4.78            4.77            4.75             4.75
      100.500000             4.74            4.77            4.76            4.74             4.74
      100.562500             4.73            4.76            4.75            4.73             4.73
      100.625000             4.72            4.75            4.74            4.72             4.72
      100.687500             4.71            4.74            4.73            4.71             4.71
      100.750000             4.70            4.73            4.72            4.70             4.70
      100.812500             4.70            4.72            4.71            4.70             4.69
      100.875000             4.69            4.72            4.70            4.69             4.68
      100.937500             4.68            4.71            4.69            4.68             4.67
      101.000000             4.67            4.70            4.68            4.67             4.66
  WAL (Yrs)                  8.34            8.02            7.87            7.81             7.72
  Mod Dur                    6.73            6.52            6.42            6.38             6.31
  FirstPrinPay            12/10/2010      08/10/2010      07/10/2010      07/10/2010       05/10/2010
  Maturity                08/10/2012      03/10/2012      03/10/2012      03/10/2012       02/10/2012
  Prin Window (Months)        21              20              21              21               22
-------------------------------------------------------------------------------------------------------------------------
      Assumptions                                                       Treasury Curve as of
-------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                          Term (Yrs)      Yield (BEY%)
--------------------------------                                          ----------      ------------
Initial Balance is as of August 2003                                         1/12            1.578
------------------------------------                                         ----            -----
Prepay Rates are a Constant % of CPR                                          1/4            1.578
100% of All Prepayment Premiums are assumed to be collected                   1/2            1.578
Prepayment Premiums are allocated to one or more classes                       2             1.578
of the offered certificates as described under "Description
   of the Certificates Distributions                                           3             2.010
Distributions of Prepayment Premiums" in the Prospectus Supplement.            5             3.083
No Extensions on any Mortgage Loan                                            10             4.261
No Delinquencies on any Mortgage Loan                                         30             5.180
No Defaults on any Mortgage Loan

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities LLC and any other Underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.


Banc of America Securities LLC

                                           Price/Yield Table - Class A-4

-------------------------------------------------------------------------------------------------------------------------
Security ID:            GECMC Series 2003-C2                            Initial Balance:               406,087,000
Settlement Date:           08/12/03                                     Initial Pass-Through Rate:           4.997%
Accrual Start Date:        08/01/03
First Pay Date:            09/10/03
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
-------------------------------------------------------------------------------------------------------------------------
During YM                    0.00%          25.00%          50.00%          75.00%          100.00%
During Open                  0.00%          25.00%          50.00%          75.00%          100.00%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
-------------------------------------------------------------------------------------------------------------------------
      100.000000             5.03            5.03            5.03            5.03             5.03
      100.062500             5.02            5.02            5.02            5.02             5.02
      100.125000             5.02            5.02            5.02            5.02             5.02
      100.187500             5.01            5.01            5.01            5.01             5.01
      100.250000             5.00            5.00            5.00            5.00             5.00
      100.312500             4.99            4.99            4.99            4.99             4.99
      100.375000             4.98            4.98            4.98            4.98             4.98
      100.437500             4.97            4.97            4.97            4.97             4.97
      100.500000             4.97            4.97            4.97            4.97             4.96
      100.562500             4.96            4.96            4.96            4.96             4.96
      100.625000             4.95            4.95            4.95            4.95             4.95
      100.687500             4.94            4.94            4.94            4.94             4.94
      100.750000             4.93            4.93            4.93            4.93             4.93
      100.812500             4.92            4.92            4.92            4.92             4.92
      100.875000             4.92            4.92            4.92            4.92             4.91
      100.937500             4.91            4.91            4.91            4.91             4.91
      101.000000             4.90            4.90            4.90            4.90             4.90
  WAL (Yrs)                  9.61            9.57            9.54            9.52             9.37
  Mod Dur                    7.47            7.44            7.43            7.41             7.32
  FirstPrinPay            08/10/2012      03/10/2012      03/10/2012      03/10/2012       02/10/2012
  Maturity                07/10/2013      07/10/2013      06/10/2013      06/10/2013       04/10/2013
  Prin Window (Months)        12              17              16              16               15
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
      Assumptions                                                       Treasury Curve as of
-------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                          Term (Yrs)      Yield (BEY%)
--------------------------------                                          ----------      ------------
Initial Balance is as of August 2003                                         1/12            1.578
------------------------------------                                         ----            -----
Prepay Rates are a Constant % of CPR                                          1/4            1.578
100% of All Prepayment Premiums are assumed to be collected                   1/2            1.578
Prepayment Premiums are allocated to one or more classes                       2             1.578
of the offered certificates as described under "Description
  of the Certificates Distributions                                            3             2.010
Distributions of Prepayment Premiums" in the Prospectus Supplement.            5             3.083
No Extensions on any Mortgage Loan                                            10             4.261
No Delinquencies on any Mortgage Loan                                         30             5.180
No Defaults on any Mortgage Loan
-------------------------------------------------------------------------------------------------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities LLC and any other Underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.


Banc of America Securities LLC

                                            Price/Yield Table - Class B


-------------------------------------------------------------------------------------------------------------------------
Security ID:            GECMC Series 2003-C2                            Initial Balance:                35,493,000
Settlement Date:           08/12/03                                     Initial Pass-Through Rate:           5.099%
Accrual Start Date:        08/01/03
First Pay Date:            09/10/03


-------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
-------------------------------------------------------------------------------------------------------------------------
During YM                    0.00%          25.00%          50.00%          75.00%          100.00%
During Open                  0.00%          25.00%          50.00%          75.00%          100.00%

-------------------------------------------------------------------------------------------------------------------------
                          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
-------------------------------------------------------------------------------------------------------------------------
      100.000000             5.14            5.14            5.14            5.14             5.14
      100.062500             5.13            5.13            5.13            5.13             5.13
      100.125000             5.12            5.12            5.12            5.12             5.12
      100.187500             5.11            5.11            5.11            5.11             5.11
      100.250000             5.10            5.10            5.10            5.10             5.10
      100.312500             5.10            5.10            5.10            5.10             5.10
      100.375000             5.09            5.09            5.09            5.09             5.09
      100.437500             5.08            5.08            5.08            5.08             5.08
      100.500000             5.07            5.07            5.07            5.07             5.07
      100.562500             5.06            5.06            5.06            5.06             5.06
      100.625000             5.05            5.05            5.05            5.05             5.05
      100.687500             5.05            5.05            5.05            5.05             5.05
      100.750000             5.04            5.04            5.04            5.04             5.04
      100.812500             5.03            5.03            5.03            5.03             5.03
      100.875000             5.02            5.02            5.02            5.02             5.02
      100.937500             5.01            5.01            5.01            5.01             5.01
      101.000000             5.01            5.01            5.01            5.01             5.00
-------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                  9.91            9.91            9.91            9.91             9.74
  Mod Dur                    7.61            7.61            7.61            7.61             7.51
  FirstPrinPay            07/10/2013      07/10/2013      07/10/2013      07/10/2013       05/10/2013
  Maturity                07/10/2013      07/10/2013      07/10/2013      07/10/2013       05/10/2013
  Prin Window (Months)         1               1               1               1               1
      Assumptions                                                       Treasury Curve as of
-------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                          Term (Yrs)      Yield (BEY%)
--------------------------------                                          ----------      ------------
Initial Balance is as of August 2003                                         1/12            1.578
------------------------------------                                         ----            -----
Prepay Rates are a Constant % of CPR                                          1/4            1.578
100% of All Prepayment Premiums are assumed to be collected                   1/2            1.578
Prepayment Premiums are allocated to one or more classes                       2             1.578
of the offered certificates as described under "Description
   of the Certificates Distributions                                           3             2.010
Distributions of Prepayment Premiums" in the Prospectus Supplement.            5             3.083
No Extensions on any Mortgage Loan                                            10             4.261
No Delinquencies on any Mortgage Loan                                         30             5.180
No Defaults on any Mortgage Loan

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities LLC and any other Underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.


Banc of America Securities LLC

                                           Price/Yield Table - Class C

-------------------------------------------------------------------------------------------------------------------------
Security ID:            GECMC Series 2003-C2                            Initial Balance:                14,788,000
Settlement Date:           08/12/03                                     Initial Pass-Through Rate:           5.129%
Accrual Start Date:        08/01/03
First Pay Date:            09/10/03

-------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
-------------------------------------------------------------------------------------------------------------------------
During YM                    0.00%          25.00%          50.00%          75.00%          100.00%
During Open                  0.00%          25.00%          50.00%          75.00%          100.00%

-------------------------------------------------------------------------------------------------------------------------
                          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
-------------------------------------------------------------------------------------------------------------------------
      100.000000             5.17            5.17            5.17            5.17             5.17
      100.062500             5.16            5.16            5.16            5.16             5.16
      100.125000             5.15            5.15            5.15            5.15             5.15
      100.187500             5.14            5.14            5.14            5.14             5.14
      100.250000             5.13            5.13            5.13            5.13             5.13
      100.312500             5.13            5.13            5.13            5.13             5.13
      100.375000             5.12            5.12            5.12            5.12             5.12
      100.437500             5.11            5.11            5.11            5.11             5.11
      100.500000             5.10            5.10            5.10            5.10             5.10
      100.562500             5.09            5.09            5.09            5.09             5.09
      100.625000             5.09            5.09            5.09            5.09             5.08
      100.687500             5.08            5.08            5.08            5.08             5.08
      100.750000             5.07            5.07            5.07            5.07             5.07
      100.812500             5.06            5.06            5.06            5.06             5.06
      100.875000             5.05            5.05            5.05            5.05             5.05
      100.937500             5.04            5.04            5.04            5.04             5.04
      101.000000             5.04            5.04            5.04            5.04             5.03
  WAL (Yrs)                  9.91            9.91            9.91            9.91             9.74
-------------------------------------------------------------------------------------------------------------------------
  Mod Dur                    7.60            7.60            7.60            7.60             7.50
  FirstPrinPay            07/10/2013      07/10/2013      07/10/2013      07/10/2013       05/10/2013
  Maturity                07/10/2013      07/10/2013      07/10/2013      07/10/2013       05/10/2013
  Prin Window (Months)         1               1               1               1               1

-------------------------------------------------------------------------------------------------------------------------
      Assumptions                                                       Treasury Curve as of
-------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                          Term (Yrs)      Yield (BEY%)
--------------------------------                                          ----------      ------------
Initial Balance is as of August 2003                                         1/12            1.578
------------------------------------                                         ----            -----
Prepay Rates are a Constant % of CPR                                          1/4            1.578
100% of All Prepayment Premiums are assumed to be collected                   1/2            1.578
Prepayment Premiums are allocated to one or more classes                       2             1.578
of the offered certificates as described under "Description
  of the Certificates Distributions                                            3             2.010
Distributions of Prepayment Premiums" in the Prospectus Supplement.            5             3.083
No Extensions on any Mortgage Loan                                            10             4.261
No Delinquencies on any Mortgage Loan                                         30             5.180
No Defaults on any Mortgage Loan

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities LLC and any other Underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.


Banc of America Securities LLC

                                           Price/Yield Table - Class A-1

-------------------------------------------------------------------------------------------------------------------------
Security ID:            GECMC Series 2003-C2                            Initial Balance:                 66,719,000
Settlement Date:           08/12/03                                     Initial Pass-Through Rate            2.6570%
Accrual Start Date:        08/01/03
First Pay Date:            09/10/03

-------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
-------------------------------------------------------------------------------------------------------------------------
During YM                    0.00%           0.00%           0.00%           0.00%           0.00%
During Open                  0.00%          25.00%          50.00%          75.00%          100.00%

-------------------------------------------------------------------------------------------------------------------------
                          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
-------------------------------------------------------------------------------------------------------------------------
       99.750000             2.74            2.74            2.74            2.74             2.74
       99.812500             2.72            2.72            2.72            2.72             2.72
       99.875000             2.69            2.69            2.69            2.69             2.69
       99.937500             2.67            2.67            2.67            2.67             2.67
      100.000000             2.65            2.65            2.65            2.65             2.65
      100.062500             2.62            2.62            2.62            2.62             2.62
      100.125000             2.60            2.60            2.60            2.60             2.60
      100.187500             2.58            2.58            2.58            2.58             2.58
      100.250000             2.55            2.55            2.55            2.55             2.55
      100.312500             2.53            2.53            2.53            2.53             2.53
      100.375000             2.50            2.50            2.50            2.50             2.50
      100.437500             2.48            2.48            2.48            2.48             2.48
      100.500000             2.46            2.46            2.46            2.46             2.46
      100.562500             2.43            2.43            2.43            2.43             2.43
      100.625000             2.41            2.41            2.41            2.41             2.41
      100.687500             2.39            2.39            2.39            2.39             2.39
      100.750000             2.36            2.36            2.36            2.36             2.36
-------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                  2.79            2.79            2.79            2.79             2.78
  Mod Dur                    2.64            2.64            2.64            2.64             2.63
  FirstPrinPay            09/10/2003      09/10/2003      09/10/2003      09/10/2003       09/10/2003
  Maturity                05/10/2008      03/10/2008      03/10/2008      03/10/2008       03/10/2008
  Prin Window (Months)        57              55              55              55               55

-------------------------------------------------------------------------------------------------------------------------
      Assumptions                                                       Treasury Curve as of
-------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                          Term (Yrs)      Yield (BEY%)
--------------------------------                                          ----------      ------------
Initial Balance is as of August 2003                                         1/12            1.578
------------------------------------                                         ----            -----
Prepay Rates are a Constant % of CPR                                          1/4            1.578
100% of All Prepayment Premiums are assumed to be collected                   1/2            1.578
Prepayment Premiums are allocated to one or more classes                       2             1.578
of the offered certificates as described under "Description
   of the Certificates Distributions                                           3             2.010
Distributions of Prepayment Premiums" in the Prospectus Supplement.            5             3.083
No Extensions on any Mortgage Loan                                            10             4.261
No Delinquencies on any Mortgage Loan                                         30             5.180
No Defaults on any Mortgage Loan


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities LLC and any other Underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.


Banc of America Securities LLC

                                           Price/Yield Table - Class A-2

-------------------------------------------------------------------------------------------------------------------------
Security ID:            GECMC Series 2003-C2                            Initial Balance:               165,053,000
Settlement Date:           08/12/03                                     Initial Pass-Through Rate:           4.013%
Accrual Start Date:        08/01/03
First Pay Date:            09/10/03

-------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
-------------------------------------------------------------------------------------------------------------------------
During YM                    0.00%           0.00%           0.00%           0.00%           0.00%
During Open                  0.00%          25.00%          50.00%          75.00%          100.00%

-------------------------------------------------------------------------------------------------------------------------
                          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
-------------------------------------------------------------------------------------------------------------------------
      100.000000             4.03            4.03            4.03            4.03             4.03
      100.062500             4.01            4.01            4.01            4.01             4.01
      100.125000             4.00            4.00            4.00            4.00             4.00
      100.187500             3.99            3.99            3.99            3.99             3.98
      100.250000             3.97            3.97            3.97            3.97             3.97
      100.312500             3.96            3.96            3.96            3.96             3.96
      100.375000             3.95            3.95            3.95            3.95             3.94
      100.437500             3.93            3.93            3.93            3.93             3.93
      100.500000             3.92            3.92            3.92            3.92             3.92
      100.562500             3.91            3.91            3.91            3.91             3.90
      100.625000             3.89            3.89            3.89            3.89             3.89
      100.687500             3.88            3.88            3.88            3.88             3.88
      100.750000             3.87            3.87            3.87            3.87             3.86
      100.812500             3.86            3.86            3.86            3.86             3.85
      100.875000             3.84            3.84            3.84            3.84             3.84
      100.937500             3.83            3.83            3.83            3.83             3.82
      101.000000             3.82            3.82            3.82            3.82             3.81
-------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                  5.41            5.40            5.39            5.38             5.25
  Mod Dur                    4.76            4.76            4.75            4.74             4.64
  FirstPrinPay            05/10/2008      03/10/2008      03/10/2008      03/10/2008       03/10/2008
  Maturity                12/10/2010      12/10/2010      12/10/2010      12/10/2010       12/10/2010
  Prin Window (Months)        32              34              34              34               34
-------------------------------------------------------------------------------------------------------------------------
      Assumptions                                                       Treasury Curve as of
-------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                          Term (Yrs)      Yield (BEY%)
--------------------------------                                          ----------      ------------
Initial Balance is as of August 2003                                         1/12            1.578
------------------------------------                                         ----            -----
Prepay Rates are a Constant % of CPR                                          1/4            1.578
100% of All Prepayment Premiums are assumed to be collected                   1/2            1.578
Prepayment Premiums are allocated to one or more classes                       2             1.578
of the offered certificates as described under "Description
  of the Certificates Distributions                                            3             2.010
Distributions of Prepayment Premiums" in the Prospectus Supplement.            5             3.083
No Extensions on any Mortgage Loan                                            10             4.261
No Delinquencies on any Mortgage Loan                                         30             5.180
No Defaults on any Mortgage Loan

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities LLC and any other Underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.


Banc of America Securities LLC

                                           Price/Yield Table - Class A-3

---------------------------------------------------------------------------------------------------------------------------
Security ID:            GECMC Series 2003-C2                             Initial Balance:               54,285,000
Settlement Date:           08/12/03                                      Initial Pass-Through Rate:          4.785%
Accrual Start Date:        08/01/03
First Pay Date:            09/10/03
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)          Scenario 1       Scenario 2      Scenario 3       Scenario 4      Scenario 5
---------------------------------------------------------------------------------------------------------------------------
During YM                    0.00%           0.00%            0.00%           0.00%            0.00%
During Open                  0.00%           25.00%          50.00%           75.00%          100.00%

---------------------------------------------------------------------------------------------------------------------------
                          Scenario 1       Scenario 2      Scenario 3       Scenario 4      Scenario 5
---------------------------------------------------------------------------------------------------------------------------
      100.000000             4.82             4.82            4.82             4.82            4.81
      100.062500             4.81             4.81            4.81             4.81            4.81
      100.125000             4.80             4.80            4.80             4.80            4.80
      100.187500             4.79             4.79            4.79             4.79            4.79
      100.250000             4.78             4.78            4.78             4.78            4.78
      100.312500             4.77             4.77            4.77             4.77            4.77
      100.375000             4.76             4.76            4.76             4.76            4.76
      100.437500             4.75             4.75            4.75             4.75            4.75
      100.500000             4.74             4.74            4.74             4.74            4.74
      100.562500             4.73             4.73            4.73             4.73            4.73
      100.625000             4.72             4.72            4.72             4.72            4.72
      100.687500             4.71             4.71            4.71             4.71            4.71
      100.750000             4.70             4.70            4.70             4.70            4.70
      100.812500             4.70             4.69            4.69             4.69            4.69
      100.875000             4.69             4.69            4.69             4.69            4.68
      100.937500             4.68             4.68            4.68             4.68            4.67
      101.000000             4.67             4.67            4.67             4.67            4.67
---------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                  8.34             8.32            8.30             8.28            8.20
  Mod Dur                    6.73             6.72            6.71             6.70            6.64
  FirstPrinPay            12/10/2010       12/10/2010      12/10/2010       12/10/2010      12/10/2010
  Maturity                08/10/2012       07/10/2012      07/10/2012       06/10/2012      05/10/2012
  Prin Window (Months)        21               20              20               19              18

      Assumptions                                                        Treasury Curve as of
---------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                            Term (Yrs)     Yield (BEY%)
--------------------------------                                            ----------     ------------
Initial Balance is as of August 2003                                           1/12            1.578
------------------------------------                                           ----            -----
Prepay Rates are a Constant % of CPR                                           1/4             1.578
100% of All Prepayment Premiums are assumed to be collected                    1/2             1.578
Prepayment Premiums are allocated to one or more classes                        2              1.578
of the offered certificates as described under "Description
   of the Certificates Distributions                                            3              2.010
Distributions of Prepayment Premiums" in the Prospectus Supplement.             5              3.083
No Extensions on any Mortgage Loan                                              10             4.261
No Delinquencies on any Mortgage Loan                                           30             5.180
No Defaults on any Mortgage Loan


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities LLC and any other Underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.


Banc of America Securities LLC

                                           Price/Yield Table - Class A-4

---------------------------------------------------------------------------------------------------------------------------
Security ID:            GECMC Series 2003-C2                             Initial Balance:               406,087,000
Settlement Date:           08/12/03                                      Initial Pass-Through Rate:           4.997%
Accrual Start Date:        08/01/03
First Pay Date:            09/10/03

---------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)          Scenario 1       Scenario 2      Scenario 3       Scenario 4      Scenario 5
---------------------------------------------------------------------------------------------------------------------------
During YM                    0.00%           0.00%            0.00%           0.00%            0.00%
During Open                  0.00%           25.00%          50.00%           75.00%          100.00%

---------------------------------------------------------------------------------------------------------------------------
                          Scenario 1       Scenario 2      Scenario 3       Scenario 4      Scenario 5
---------------------------------------------------------------------------------------------------------------------------
      100.000000             5.03             5.03            5.03             5.03            5.03
      100.062500             5.02             5.02            5.02             5.02            5.02
      100.125000             5.02             5.02            5.02             5.02            5.02
      100.187500             5.01             5.01            5.01             5.01            5.01
      100.250000             5.00             5.00            5.00             5.00            5.00
      100.312500             4.99             4.99            4.99             4.99            4.99
      100.375000             4.98             4.98            4.98             4.98            4.98
      100.437500             4.97             4.97            4.97             4.97            4.97
      100.500000             4.97             4.97            4.97             4.97            4.96
      100.562500             4.96             4.96            4.96             4.96            4.96
      100.625000             4.95             4.95            4.95             4.95            4.95
      100.687500             4.94             4.94            4.94             4.94            4.94
      100.750000             4.93             4.93            4.93             4.93            4.93
      100.812500             4.92             4.92            4.92             4.92            4.92
      100.875000             4.92             4.92            4.92             4.92            4.91
      100.937500             4.91             4.91            4.91             4.91            4.91
      101.000000             4.90             4.90            4.90             4.90            4.90
---------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                  9.61             9.60            9.58             9.56            9.41
  Mod Dur                    7.47             7.46            7.45             7.44            7.35
  FirstPrinPay            08/10/2012       07/10/2012      07/10/2012       06/10/2012      05/10/2012
  Maturity                07/10/2013       07/10/2013      06/10/2013       06/10/2013      04/10/2013
  Prin Window (Months)        12               13              12               13              12
      Assumptions                                                        Treasury Curve as of
---------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                            Term (Yrs)     Yield (BEY%)
--------------------------------                                            ----------     ------------
Initial Balance is as of August 2003                                           1/12            1.578
------------------------------------                                           ----            -----
Prepay Rates are a Constant % of CPR                                           1/4             1.578
100% of All Prepayment Premiums are assumed to be collected                    1/2             1.578
Prepayment Premiums are allocated to one or more classes                        2              1.578
of the offered certificates as described under "Description
  of the Certificates Distributions                                             3              2.010
Distributions of Prepayment Premiums" in the Prospectus Supplement.             5              3.083
No Extensions on any Mortgage Loan                                              10             4.261
No Delinquencies on any Mortgage Loan                                           30             5.180
No Defaults on any Mortgage Loan

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities LLC and any other Underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.


Banc of America Securities LLC

                                           Price/Yield Table - Class B

---------------------------------------------------------------------------------------------------------------------------
Security ID:            GECMC Series 2003-C2                             Initial Balance:                35,493,000
Settlement Date:           08/12/03                                      Initial Pass-Through Rate:           5.099%
Accrual Start Date:        08/01/03
First Pay Date:            09/10/03

---------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)          Scenario 1       Scenario 2      Scenario 3       Scenario 4      Scenario 5
---------------------------------------------------------------------------------------------------------------------------
During YM                    0.00%           0.00%            0.00%           0.00%            0.00%
During Open                  0.00%           25.00%          50.00%           75.00%          100.00%

---------------------------------------------------------------------------------------------------------------------------
                          Scenario 1       Scenario 2      Scenario 3       Scenario 4      Scenario 5
---------------------------------------------------------------------------------------------------------------------------
      100.000000             5.14             5.14            5.14             5.14            5.14
      100.062500             5.13             5.13            5.13             5.13            5.13
      100.125000             5.12             5.12            5.12             5.12            5.12
      100.187500             5.11             5.11            5.11             5.11            5.11
      100.250000             5.10             5.10            5.10             5.10            5.10
      100.312500             5.10             5.10            5.10             5.10            5.10
      100.375000             5.09             5.09            5.09             5.09            5.09
      100.437500             5.08             5.08            5.08             5.08            5.08
      100.500000             5.07             5.07            5.07             5.07            5.07
      100.562500             5.06             5.06            5.06             5.06            5.06
      100.625000             5.05             5.05            5.05             5.05            5.05
      100.687500             5.05             5.05            5.05             5.05            5.05
      100.750000             5.04             5.04            5.04             5.04            5.04
      100.812500             5.03             5.03            5.03             5.03            5.03
      100.875000             5.02             5.02            5.02             5.02            5.02
      100.937500             5.01             5.01            5.01             5.01            5.01
      101.000000             5.01             5.01            5.01             5.01            5.00
---------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                  9.91             9.91            9.91             9.91            9.74
  Mod Dur                    7.61             7.61            7.61             7.61            7.51
  FirstPrinPay            07/10/2013       07/10/2013      07/10/2013       07/10/2013      05/10/2013
  Maturity                07/10/2013       07/10/2013      07/10/2013       07/10/2013      05/10/2013
  Prin Window (Months)         1               1                1               1                1
---------------------------------------------------------------------------------------------------------------------------
      Assumptions                                                        Treasury Curve as of
---------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                            Term (Yrs)     Yield (BEY%)
--------------------------------                                            ----------     -----------
Initial Balance is as of August 2003                                           1/12            1.578
------------------------------------                                           ----            -----
Prepay Rates are a Constant % of CPR                                           1/4             1.578
100% of All Prepayment Premiums are assumed to be collected                    1/2             1.578
Prepayment Premiums are allocated to one or more classes                        2              1.578
of the offered certificates as described under "Description
   of the Certificates Distributions                                            3              2.010
Distributions of Prepayment Premiums" in the Prospectus Supplement.             5              3.083
No Extensions on any Mortgage Loan                                              10             4.261
No Delinquencies on any Mortgage Loan                                           30             5.180
No Defaults on any Mortgage Loan

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities LLC and any other Underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.


Banc of America Securities LLC

                                           Price/Yield Table - Class C

-------------------------------------------------------------------------------------------------------------------------
Security ID:            GECMC Series 2003-C2                            Initial Balance:                 14,788,000
Settlement Date:           08/12/03                                     Initial Pass-Through Rate:            5.129%
Accrual Start Date:        08/01/03
First Pay Date:            09/10/03

-------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
-------------------------------------------------------------------------------------------------------------------------
During YM                    0.00%           0.00%           0.00%           0.00%           0.00%
During Open                  0.00%          25.00%          50.00%          75.00%          100.00%

-------------------------------------------------------------------------------------------------------------------------
                          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
-------------------------------------------------------------------------------------------------------------------------
      100.000000             5.17            5.17            5.17            5.17             5.17
      100.062500             5.16            5.16            5.16            5.16             5.16
      100.125000             5.15            5.15            5.15            5.15             5.15
      100.187500             5.14            5.14            5.14            5.14             5.14
      100.250000             5.13            5.13            5.13            5.13             5.13
      100.312500             5.13            5.13            5.13            5.13             5.13
      100.375000             5.12            5.12            5.12            5.12             5.12
      100.437500             5.11            5.11            5.11            5.11             5.11
      100.500000             5.10            5.10            5.10            5.10             5.10
      100.562500             5.09            5.09            5.09            5.09             5.09
      100.625000             5.09            5.09            5.09            5.09             5.08
      100.687500             5.08            5.08            5.08            5.08             5.08
      100.750000             5.07            5.07            5.07            5.07             5.07
      100.812500             5.06            5.06            5.06            5.06             5.06
      100.875000             5.05            5.05            5.05            5.05             5.05
      100.937500             5.04            5.04            5.04            5.04             5.04
      101.000000             5.04            5.04            5.04            5.04             5.03
-------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                  9.91            9.91            9.91            9.91             9.74
  Mod Dur                    7.60            7.60            7.60            7.60             7.50
  FirstPrinPay            07/10/2013      07/10/2013      07/10/2013      07/10/2013       05/10/2013
  Maturity                07/10/2013      07/10/2013      07/10/2013      07/10/2013       05/10/2013
  Prin Window (Months)         1               1               1               1               1
-------------------------------------------------------------------------------------------------------------------------
      Assumptions                                                       Treasury Curve as of
-------------------------------------------------------------------------------------------------------------------------
1% Cleanup Call is Not Exercised                                          Term (Yrs)      Yield (BEY%)
--------------------------------                                          ----------      ------------
Initial Balance is as of August 2003                                         1/12            1.578
------------------------------------                                         ----            -----
Prepay Rates are a Constant % of CPR                                          1/4            1.578
100% of All Prepayment Premiums are assumed to be collected                   1/2            1.578
Prepayment Premiums are allocated to one or more classes                       2             1.578
of the offered certificates as described under "Description
  of the Certificates Distributions                                            3             2.010
Distributions of Prepayment Premiums" in the Prospectus Supplement.            5             3.083
No Extensions on any Mortgage Loan                                            10             4.261
No Delinquencies on any Mortgage Loan                                         30             5.180
No Defaults on any Mortgage Loan


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities LLC and any other Underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.


Banc of America Securities LLC

                          Price/Yield Table - Class A-1


---------------------------------------------------------------------------------------------------------
Security ID:            GECMC Series 2003-C2                    Initial Balance:           103,586,000
Settlement Date:           08/12/03                             Initial Pass-Through Rate:     2.8460%
Accrual Start Date:        08/01/03
First Pay Date:            09/10/03
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
Prepayment (CPR)          Scenario 1       Scenario 2      Scenario 3       Scenario 4      Scenario 5
---------------------------------------------------------------------------------------------------------
During YM                    0.00%           25.00%          50.00%           75.00%          100.00%
During Open                  0.00%           25.00%          50.00%           75.00%          100.00%
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                          Scenario 1       Scenario 2      Scenario 3       Scenario 4      Scenario 5
---------------------------------------------------------------------------------------------------------
       99.750000             2.92             2.93            2.94             2.96            2.99
       99.812500             2.90             2.91            2.92             2.94            2.97
       99.875000             2.88             2.89            2.90             2.92            2.95
       99.937500             2.86             2.87            2.88             2.90            2.93
      100.000000             2.84             2.85            2.86             2.88            2.91
      100.062500             2.82             2.83            2.84             2.86            2.89
      100.125000             2.80             2.81            2.82             2.84            2.87
      100.187500             2.78             2.79            2.80             2.82            2.85
      100.250000             2.76             2.77            2.78             2.80            2.83
      100.312500             2.75             2.75            2.76             2.78            2.81
      100.375000             2.73             2.73            2.74             2.76            2.79
      100.437500             2.71             2.71            2.72             2.74            2.77
      100.500000             2.69             2.70            2.70             2.72            2.75
      100.562500             2.67             2.68            2.68             2.70            2.73
      100.625000             2.65             2.66            2.67             2.68            2.71
      100.687500             2.63             2.64            2.65             2.66            2.69
      100.750000             2.61             2.62            2.63             2.64            2.67
  WAL (Yrs)                  3.50             3.45            3.41             3.36            3.27
  Mod Dur                    3.26             3.22            3.18             3.14            3.06
  FirstPrinPay            09/10/2003       09/10/2003      09/10/2003       09/10/2003      09/10/2003
  Maturity                06/10/2008       06/10/2008      05/10/2008       04/10/2008      12/10/2007
  Prin Window (Months)        58               58              57               56              52
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------

1% Cleanup Call is Not Exercised
--------------------------------

Initial Balance is as of August 2003
------------------------------------

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
   Term (Yrs)      Yield (BEY%)
----------------------------------
      1/12             1.446

       1/4             1.446

       1/2             1.446

        2              1.446

        3              1.850

        5              2.810

       10              3.972

       30              4.909
----------------------------------



Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities LLC and any other Underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.



Banc of America Securities LLC

                          Price/Yield Table - Class A-2


---------------------------------------------------------------------------------------------------------
Security ID:            GECMC Series 2003-C2                    Initial Balance:           102,954,000
Settlement Date:           08/12/03                             Initial Pass-Through Rate:      3.648%
Accrual Start Date:        08/01/03
First Pay Date:            09/10/03
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
Prepayment (CPR)          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
---------------------------------------------------------------------------------------------------------
During YM                    0.00%          25.00%          50.00%          75.00%          100.00%
During Open                  0.00%          25.00%          50.00%          75.00%          100.00%
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
---------------------------------------------------------------------------------------------------------
      100.000000             3.66            3.71            3.73            3.74             3.81
      100.062500             3.64            3.69            3.72            3.72             3.79
      100.125000             3.63            3.68            3.70            3.71             3.78
      100.187500             3.62            3.67            3.69            3.69             3.76
      100.250000             3.60            3.65            3.68            3.68             3.75
      100.312500             3.59            3.64            3.66            3.67             3.74
      100.375000             3.58            3.63            3.65            3.65             3.72
      100.437500             3.56            3.61            3.63            3.64             3.71
      100.500000             3.55            3.60            3.62            3.63             3.69
      100.562500             3.54            3.59            3.61            3.61             3.68
      100.625000             3.52            3.57            3.59            3.60             3.66
      100.687500             3.51            3.56            3.58            3.58             3.65
      100.750000             3.50            3.55            3.57            3.57             3.63
      100.812500             3.48            3.53            3.55            3.56             3.62
      100.875000             3.47            3.52            3.54            3.54             3.60
      100.937500             3.46            3.51            3.53            3.53             3.59
      101.000000             3.44            3.49            3.51            3.52             3.57
  WAL (Yrs)                  5.25            5.15            5.06            5.00             4.70
  Mod Dur                    4.70            4.62            4.55            4.49             4.25
  FirstPrinPay            06/10/2008      06/10/2008      05/10/2008      04/10/2008       12/10/2007
  Maturity                05/10/2010      04/10/2010      02/10/2010      12/10/2009       11/10/2009
  Prin Window (Months)        24              23              22              21               24
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------

1% Cleanup Call is Not Exercised
--------------------------------

Initial Balance is as of August 2003
------------------------------------

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
   Term (Yrs)      Yield (BEY%)
----------------------------------
      1/12             1.446

       1/4             1.446

       1/2             1.446

        2              1.446

        3              1.850

        5              2.810

       10              3.972

       30              4.909
----------------------------------



Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities LLC and any other Underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.



Banc of America Securities LLC

                          Price/Yield Table - Class A-3

---------------------------------------------------------------------------------------------------------
Security ID:            GECMC Series 2003-C2                    Initial Balance:           79,567,000
Settlement Date:           08/12/03                             Initial Pass-Through Rate:     4.382%
Accrual Start Date:        08/01/03
First Pay Date:            09/10/03
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
Prepayment (CPR)          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
---------------------------------------------------------------------------------------------------------
During YM                    0.00%          25.00%          50.00%          75.00%          100.00%
During Open                  0.00%          25.00%          50.00%          75.00%          100.00%
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
---------------------------------------------------------------------------------------------------------
      100.000000             4.41            4.44            4.43            4.42             4.41
      100.062500             4.40            4.43            4.42            4.41             4.40
      100.125000             4.39            4.42            4.41            4.40             4.39
      100.187500             4.38            4.41            4.40            4.39             4.38
      100.250000             4.37            4.40            4.39            4.38             4.37
      100.312500             4.36            4.39            4.38            4.37             4.36
      100.375000             4.35            4.38            4.37            4.36             4.35
      100.437500             4.34            4.37            4.36            4.35             4.34
      100.500000             4.33            4.36            4.35            4.34             4.33
      100.562500             4.32            4.35            4.34            4.33             4.32
      100.625000             4.31            4.34            4.33            4.32             4.31
      100.687500             4.30            4.33            4.32            4.31             4.30
      100.750000             4.29            4.32            4.31            4.30             4.29
      100.812500             4.28            4.31            4.30            4.29             4.28
      100.875000             4.27            4.30            4.29            4.28             4.27
      100.937500             4.26            4.29            4.28            4.27             4.26
      101.000000             4.25            4.28            4.27            4.26             4.25
  WAL (Yrs)                  7.90            7.63            7.51            7.44             7.34
  Mod Dur                    6.55            6.36            6.27            6.22             6.15
  FirstPrinPay            05/10/2010      04/10/2010      02/10/2010      12/10/2009       11/10/2009
  Maturity                08/10/2012      03/10/2012      03/10/2012      03/10/2012       02/10/2012
  Prin Window (Months)        28              24              26              28               28
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------

1% Cleanup Call is Not Exercised
--------------------------------

Initial Balance is as of August 2003
------------------------------------

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
   Term (Yrs)      Yield (BEY%)
----------------------------------

      1/12             1.446

       1/4             1.446

       1/2             1.446

        2              1.446

        3              1.850

        5              2.810

       10              3.972

       30              4.909
----------------------------------



Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities LLC and any other Underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.



Banc of America Securities LLC

                          Price/Yield Table - Class A-4

---------------------------------------------------------------------------------------------------------
Security ID:            GECMC Series 2003-C2                    Initial Balance:           406,038,000
Settlement Date:           08/12/03                             Initial Pass-Through Rate:      4.678%
Accrual Start Date:        08/01/03
First Pay Date:            09/10/03
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
Prepayment (CPR)          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
---------------------------------------------------------------------------------------------------------
During YM                    0.00%          25.00%          50.00%          75.00%          100.00%
During Open                  0.00%          25.00%          50.00%          75.00%          100.00%
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
---------------------------------------------------------------------------------------------------------
      100.000000             4.71            4.71            4.71            4.71             4.71
      100.062500             4.70            4.70            4.70            4.70             4.70
      100.125000             4.69            4.69            4.69            4.69             4.69
      100.187500             4.68            4.68            4.68            4.68             4.68
      100.250000             4.68            4.68            4.68            4.68             4.67
      100.312500             4.67            4.67            4.67            4.67             4.67
      100.375000             4.66            4.66            4.66            4.66             4.66
      100.437500             4.65            4.65            4.65            4.65             4.65
      100.500000             4.64            4.64            4.64            4.64             4.64
      100.562500             4.63            4.63            4.63            4.63             4.63
      100.625000             4.63            4.63            4.63            4.63             4.62
      100.687500             4.62            4.62            4.62            4.62             4.62
      100.750000             4.61            4.61            4.61            4.61             4.61
      100.812500             4.60            4.60            4.60            4.60             4.60
      100.875000             4.59            4.59            4.59            4.59             4.59
      100.937500             4.59            4.59            4.59            4.58             4.58
      101.000000             4.58            4.58            4.58            4.58             4.57
  WAL (Yrs)                  9.61            9.57            9.54            9.52             9.37
  Mod Dur                    7.59            7.56            7.54            7.53             7.44
  FirstPrinPay            08/10/2012      03/10/2012      03/10/2012      03/10/2012       02/10/2012
  Maturity                07/10/2013      07/10/2013      06/10/2013      06/10/2013       04/10/2013
  Prin Window (Months)        12              17              16              16               15
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------

1% Cleanup Call is Not Exercised
--------------------------------

Initial Balance is as of August 2003
------------------------------------

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------



----------------------------------
      Treasury Curve as of
----------------------------------
   Term (Yrs)      Yield (BEY%)
----------------------------------

      1/12             1.446

       1/4             1.446

       1/2             1.446

        2              1.446

        3              1.850

        5              2.810

       10              3.972

       30              4.909
----------------------------------



Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities LLC and any other Underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.



Banc of America Securities LLC

                          Price/Yield Table - Class B

---------------------------------------------------------------------------------------------------------
Security ID:            GECMC Series 2003-C2                    Initial Balance:           35,492,000
Settlement Date:           08/12/03                             Initial Pass-Through Rate:     4.792%
Accrual Start Date:        08/01/03
First Pay Date:            09/10/03
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
Prepayment (CPR)          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
---------------------------------------------------------------------------------------------------------
During YM                    0.00%          25.00%          50.00%          75.00%          100.00%
During Open                  0.00%          25.00%          50.00%          75.00%          100.00%
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
---------------------------------------------------------------------------------------------------------
      100.000000             4.82            4.82            4.82            4.82             4.82
      100.062500             4.82            4.82            4.82            4.82             4.82
      100.125000             4.81            4.81            4.81            4.81             4.81
      100.187500             4.80            4.80            4.80            4.80             4.80
      100.250000             4.79            4.79            4.79            4.79             4.79
      100.312500             4.78            4.78            4.78            4.78             4.78
      100.375000             4.78            4.78            4.78            4.78             4.78
      100.437500             4.77            4.77            4.77            4.77             4.77
      100.500000             4.76            4.76            4.76            4.76             4.76
      100.562500             4.75            4.75            4.75            4.75             4.75
      100.625000             4.74            4.74            4.74            4.74             4.74
      100.687500             4.74            4.74            4.74            4.74             4.73
      100.750000             4.73            4.73            4.73            4.73             4.73
      100.812500             4.72            4.72            4.72            4.72             4.72
      100.875000             4.71            4.71            4.71            4.71             4.71
      100.937500             4.70            4.70            4.70            4.70             4.70
      101.000000             4.70            4.70            4.70            4.70             4.69
  WAL (Yrs)                  9.91            9.91            9.91            9.91             9.74
  Mod Dur                    7.73            7.73            7.73            7.73             7.63
  FirstPrinPay            07/10/2013      07/10/2013      07/10/2013      07/10/2013       05/10/2013
  Maturity                07/10/2013      07/10/2013      07/10/2013      07/10/2013       05/10/2013
  Prin Window (Months)         1               1               1               1               1
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------

1% Cleanup Call is Not Exercised
--------------------------------

Initial Balance is as of August 2003
------------------------------------

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------



----------------------------------
      Treasury Curve as of
----------------------------------
   Term (Yrs)      Yield (BEY%)
----------------------------------

      1/12             1.446

       1/4             1.446

       1/2             1.446

        2              1.446

        3              1.850

        5              2.810

       10              3.972

       30              4.909
----------------------------------



Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities LLC and any other Underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.



Banc of America Securities LLC

                          Price/Yield Table - Class C

---------------------------------------------------------------------------------------------------------
Security ID:            GECMC Series 2003-C2                    Initial Balance:           14,788,000
Settlement Date:           08/12/03                             Initial Pass-Through Rate:     4.821%
Accrual Start Date:        08/01/03
First Pay Date:            09/10/03
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
Prepayment (CPR)          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
---------------------------------------------------------------------------------------------------------
During YM                    0.00%          25.00%          50.00%          75.00%          100.00%
During Open                  0.00%          25.00%          50.00%          75.00%          100.00%
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
---------------------------------------------------------------------------------------------------------
      100.000000             4.85            4.85            4.85            4.85             4.85
      100.062500             4.85            4.85            4.85            4.85             4.85
      100.125000             4.84            4.84            4.84            4.84             4.84
      100.187500             4.83            4.83            4.83            4.83             4.83
      100.250000             4.82            4.82            4.82            4.82             4.82
      100.312500             4.81            4.81            4.81            4.81             4.81
      100.375000             4.81            4.81            4.81            4.81             4.80
      100.437500             4.80            4.80            4.80            4.80             4.80
      100.500000             4.79            4.79            4.79            4.79             4.79
      100.562500             4.78            4.78            4.78            4.78             4.78
      100.625000             4.77            4.77            4.77            4.77             4.77
      100.687500             4.77            4.77            4.77            4.77             4.76
      100.750000             4.76            4.76            4.76            4.76             4.76
      100.812500             4.75            4.75            4.75            4.75             4.75
      100.875000             4.74            4.74            4.74            4.74             4.74
      100.937500             4.73            4.73            4.73            4.73             4.73
      101.000000             4.73            4.73            4.73            4.73             4.72
  WAL (Yrs)                  9.91            9.91            9.91            9.91             9.74
  Mod Dur                    7.72            7.72            7.72            7.72             7.62
  FirstPrinPay            07/10/2013      07/10/2013      07/10/2013      07/10/2013       05/10/2013
  Maturity                07/10/2013      07/10/2013      07/10/2013      07/10/2013       05/10/2013
  Prin Window (Months)         1               1               1               1               1
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------

1% Cleanup Call is Not Exercised
--------------------------------

Initial Balance is as of August 2003
------------------------------------

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
   Term (Yrs)      Yield (BEY%)
----------------------------------

      1/12             1.446

       1/4             1.446

       1/2             1.446

        2              1.446

        3              1.850

        5              2.810

       10              3.972

       30              4.909
----------------------------------



Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities LLC and any other Underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.



Banc of America Securities LLC

                         Price/Yield Table - Class A-1

---------------------------------------------------------------------------------------------------------
Security ID:            GECMC Series 2003-C2                    Initial Balance:           103,586,000
Settlement Date:           08/12/03                             Initial Pass-Through Rate      2.8460%
Accrual Start Date:        08/01/03
First Pay Date:            09/10/03
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
Prepayment (CPR)          Scenario 1       Scenario 2      Scenario 3       Scenario 4      Scenario 5
---------------------------------------------------------------------------------------------------------
During YM                    0.00%            0.00%           0.00%            0.00%            0.00%
During Open                  0.00%           25.00%          50.00%           75.00%          100.00%
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                          Scenario 1       Scenario 2      Scenario 3       Scenario 4      Scenario 5
---------------------------------------------------------------------------------------------------------
       99.750000             2.92             2.92            2.92             2.92            2.92
       99.812500             2.90             2.90            2.90             2.90            2.90
       99.875000             2.88             2.88            2.88             2.88            2.88
       99.937500             2.86             2.86            2.86             2.86            2.86
      100.000000             2.84             2.84            2.84             2.84            2.84
      100.062500             2.82             2.82            2.82             2.82            2.82
      100.125000             2.80             2.80            2.80             2.80            2.80
      100.187500             2.78             2.78            2.78             2.78            2.78
      100.250000             2.76             2.76            2.76             2.76            2.76
      100.312500             2.75             2.75            2.74             2.74            2.74
      100.375000             2.73             2.73            2.73             2.73            2.72
      100.437500             2.71             2.71            2.71             2.71            2.70
      100.500000             2.69             2.69            2.69             2.69            2.68
      100.562500             2.67             2.67            2.67             2.67            2.67
      100.625000             2.65             2.65            2.65             2.65            2.65
      100.687500             2.63             2.63            2.63             2.63            2.63
      100.750000             2.61             2.61            2.61             2.61            2.61
  WAL (Yrs)                  3.50             3.49            3.48             3.46            3.42
  Mod Dur                    3.26             3.26            3.24             3.23            3.19
  FirstPrinPay            09/10/2003       09/10/2003      09/10/2003       09/10/2003      09/10/2003
  Maturity                06/10/2008       06/10/2008      06/10/2008       05/10/2008      03/10/2008
  Prin Window (Months)        58               58              58               57              55
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------

1% Cleanup Call is Not Exercised
--------------------------------

Initial Balance is as of August 2003
------------------------------------

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
   Term (Yrs)      Yield (BEY%)
----------------------------------
      1/12              NA

       1/4             1.446

       1/2             1.446

        2              1.446

        3              1.850

        5              2.810

       10              3.972

       30              4.909
----------------------------------



Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities LLC and any other Underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.



Banc of America Securities LLC

                          Price/Yield Table - Class A-2

---------------------------------------------------------------------------------------------------------
Security ID:            GECMC Series 2003-C2                    Initial Balance:           102,954,000
Settlement Date:           08/12/03                             Initial Pass-Through Rate:      3.648%
Accrual Start Date:        08/01/03
First Pay Date:            09/10/03
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
Prepayment (CPR)          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
---------------------------------------------------------------------------------------------------------
During YM                    0.00%           0.00%           0.00%           0.00%            0.00%
During Open                  0.00%          25.00%          50.00%          75.00%          100.00%
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
---------------------------------------------------------------------------------------------------------
      100.000000             3.66            3.66            3.66            3.66             3.66
      100.062500             3.64            3.64            3.64            3.64             3.64
      100.125000             3.63            3.63            3.63            3.63             3.63
      100.187500             3.62            3.62            3.62            3.62             3.61
      100.250000             3.60            3.60            3.60            3.60             3.60
      100.312500             3.59            3.59            3.59            3.59             3.59
      100.375000             3.58            3.58            3.58            3.58             3.57
      100.437500             3.56            3.56            3.56            3.56             3.56
      100.500000             3.55            3.55            3.55            3.55             3.55
      100.562500             3.54            3.54            3.54            3.54             3.53
      100.625000             3.52            3.52            3.52            3.52             3.52
      100.687500             3.51            3.51            3.51            3.51             3.51
      100.750000             3.50            3.50            3.50            3.50             3.49
      100.812500             3.48            3.48            3.48            3.48             3.48
      100.875000             3.47            3.47            3.47            3.47             3.47
      100.937500             3.46            3.46            3.46            3.46             3.45
      101.000000             3.44            3.44            3.44            3.44             3.44
  WAL (Yrs)                  5.25            5.25            5.25            5.24             5.10
  Mod Dur                    4.70            4.70            4.70            4.69             4.57
  FirstPrinPay            06/10/2008      06/10/2008      06/10/2008      05/10/2008       03/10/2008
  Maturity                05/10/2010      05/10/2010      04/10/2010      04/10/2010       03/10/2010
  Prin Window (Months)        24              24              23              24               25
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------

1% Cleanup Call is Not Exercised
--------------------------------

Initial Balance is as of August 2003
------------------------------------

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
   Term (Yrs)      Yield (BEY%)
----------------------------------
      1/12               NA

       1/4             1.446

       1/2             1.446

        2              1.446

        3              1.850

        5              2.810

       10              3.972

       30              4.909
----------------------------------



Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities LLC and any other Underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.



Banc of America Securities LLC

                          Price/Yield Table - Class A-3

---------------------------------------------------------------------------------------------------------
Security ID:            GECMC Series 2003-C2                    Initial Balance:           79,567,000
Settlement Date:           08/12/03                             Initial Pass-Through Rate:     4.382%
Accrual Start Date:        08/01/03
First Pay Date:            09/10/03
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
Prepayment (CPR)          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
---------------------------------------------------------------------------------------------------------
During YM                    0.00%           0.00%           0.00%           0.00%            0.00%
During Open                  0.00%          25.00%          50.00%          75.00%          100.00%
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
---------------------------------------------------------------------------------------------------------
      100.000000             4.41            4.41            4.41            4.41             4.41
      100.062500             4.40            4.40            4.40            4.40             4.40
      100.125000             4.39            4.39            4.39            4.39             4.39
      100.187500             4.38            4.38            4.38            4.38             4.38
      100.250000             4.37            4.37            4.37            4.37             4.37
      100.312500             4.36            4.36            4.36            4.36             4.36
      100.375000             4.35            4.35            4.35            4.35             4.35
      100.437500             4.34            4.34            4.34            4.34             4.34
      100.500000             4.33            4.33            4.33            4.33             4.33
      100.562500             4.32            4.32            4.32            4.32             4.32
      100.625000             4.31            4.31            4.31            4.31             4.31
      100.687500             4.30            4.30            4.30            4.30             4.30
      100.750000             4.29            4.29            4.29            4.29             4.29
      100.812500             4.28            4.28            4.28            4.28             4.28
      100.875000             4.27            4.27            4.27            4.27             4.27
      100.937500             4.26            4.26            4.26            4.26             4.26
      101.000000             4.25            4.25            4.25            4.25             4.25
  WAL (Yrs)                  7.90            7.89            7.87            7.86             7.77
  Mod Dur                    6.55            6.54            6.53            6.52             6.46
  FirstPrinPay            05/10/2010      05/10/2010      04/10/2010      04/10/2010       03/10/2010
  Maturity                08/10/2012      07/10/2012      07/10/2012      06/10/2012       05/10/2012
  Prin Window (Months)        28              27              28              27               27
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------

1% Cleanup Call is Not Exercised
--------------------------------

Initial Balance is as of August 2003
------------------------------------

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
   Term (Yrs)      Yield (BEY%)
----------------------------------
      1/12               NA

       1/4             1.446

       1/2             1.446

        2              1.446

        3              1.850

        5              2.810

       10              3.972

       30              4.909
----------------------------------



Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities LLC and any other Underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.



Banc of America Securities LLC

                          Price/Yield Table - Class A-4

---------------------------------------------------------------------------------------------------------
Security ID:            GECMC Series 2003-C2                    Initial Balance:           406,038,000
Settlement Date:           08/12/03                             Initial Pass-Through Rate:      4.678%
Accrual Start Date:        08/01/03
First Pay Date:            09/10/03
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
Prepayment (CPR)          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
---------------------------------------------------------------------------------------------------------
During YM                    0.00%           0.00%           0.00%           0.00%            0.00%
During Open                  0.00%          25.00%          50.00%          75.00%          100.00%
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
---------------------------------------------------------------------------------------------------------
      100.000000             4.71            4.71            4.71            4.71             4.71
      100.062500             4.70            4.70            4.70            4.70             4.70
      100.125000             4.69            4.69            4.69            4.69             4.69
      100.187500             4.68            4.68            4.68            4.68             4.68
      100.250000             4.68            4.68            4.68            4.68             4.67
      100.312500             4.67            4.67            4.67            4.67             4.67
      100.375000             4.66            4.66            4.66            4.66             4.66
      100.437500             4.65            4.65            4.65            4.65             4.65
      100.500000             4.64            4.64            4.64            4.64             4.64
      100.562500             4.63            4.63            4.63            4.63             4.63
      100.625000             4.63            4.63            4.63            4.63             4.62
      100.687500             4.62            4.62            4.62            4.62             4.62
      100.750000             4.61            4.61            4.61            4.61             4.61
      100.812500             4.60            4.60            4.60            4.60             4.60
      100.875000             4.59            4.59            4.59            4.59             4.59
      100.937500             4.59            4.59            4.59            4.59             4.58
      101.000000             4.58            4.58            4.58            4.58             4.58
  WAL (Yrs)                  9.61            9.60            9.58            9.56             9.41
  Mod Dur                    7.59            7.58            7.57            7.56             7.46
  FirstPrinPay            08/10/2012      07/10/2012      07/10/2012      06/10/2012       05/10/2012
  Maturity                07/10/2013      07/10/2013      06/10/2013      06/10/2013       04/10/2013
  Prin Window (Months)        12              13              12              13               12
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------

1% Cleanup Call is Not Exercised
--------------------------------

Initial Balance is as of August 2003
------------------------------------

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
   Term (Yrs)      Yield (BEY%)
----------------------------------
      1/12               NA

       1/4             1.446

       1/2             1.446

        2              1.446

        3              1.850

        5              2.810

       10              3.972

       30              4.909
----------------------------------



Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities LLC and any other Underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.



Banc of America Securities LLC

                          Price/Yield Table - Class B

---------------------------------------------------------------------------------------------------------
Security ID:            GECMC Series 2003-C2                    Initial Balance:           35,492,000
Settlement Date:           08/12/03                             Initial Pass-Through Rate:     4.792%
Accrual Start Date:        08/01/03
First Pay Date:            09/10/03
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
Prepayment (CPR)          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
---------------------------------------------------------------------------------------------------------
During YM                    0.00%           0.00%           0.00%           0.00%            0.00%
During Open                  0.00%          25.00%          50.00%          75.00%          100.00%
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
---------------------------------------------------------------------------------------------------------
      100.000000             4.82            4.82            4.82            4.82             4.82
      100.062500             4.82            4.82            4.82            4.82             4.82
      100.125000             4.81            4.81            4.81            4.81             4.81
      100.187500             4.80            4.80            4.80            4.80             4.80
      100.250000             4.79            4.79            4.79            4.79             4.79
      100.312500             4.78            4.78            4.78            4.78             4.78
      100.375000             4.78            4.78            4.78            4.78             4.78
      100.437500             4.77            4.77            4.77            4.77             4.77
      100.500000             4.76            4.76            4.76            4.76             4.76
      100.562500             4.75            4.75            4.75            4.75             4.75
      100.625000             4.74            4.74            4.74            4.74             4.74
      100.687500             4.74            4.74            4.74            4.74             4.73
      100.750000             4.73            4.73            4.73            4.73             4.73
      100.812500             4.72            4.72            4.72            4.72             4.72
      100.875000             4.71            4.71            4.71            4.71             4.71
      100.937500             4.70            4.70            4.70            4.70             4.70
      101.000000             4.70            4.70            4.70            4.70             4.69
  WAL (Yrs)                  9.91            9.91            9.91            9.91             9.74
  Mod Dur                    7.73            7.73            7.73            7.73             7.63
  FirstPrinPay            07/10/2013      07/10/2013      07/10/2013      07/10/2013       05/10/2013
  Maturity                07/10/2013      07/10/2013      07/10/2013      07/10/2013       05/10/2013
  Prin Window (Months)         1               1               1               1               1
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------

1% Cleanup Call is Not Exercised
--------------------------------

Initial Balance is as of August 2003
------------------------------------

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
   Term (Yrs)      Yield (BEY%)
----------------------------------
      1/12              NA

       1/4             1.446

       1/2             1.446

        2              1.446

        3              1.850

        5              2.810

       10              3.972

       30              4.909
----------------------------------



Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities LLC and any other Underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.



Banc of America Securities LLC

                          Price/Yield Table - Class C

---------------------------------------------------------------------------------------------------------
Security ID:            GECMC Series 2003-C2                    Initial Balance:           14,788,000
Settlement Date:           08/12/03                             Initial Pass-Through Rate:     4.821%
Accrual Start Date:        08/01/03
First Pay Date:            09/10/03
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
Prepayment (CPR)          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
---------------------------------------------------------------------------------------------------------
During YM                    0.00%           0.00%           0.00%           0.00%            0.00%
During Open                  0.00%          25.00%          50.00%          75.00%          100.00%
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
---------------------------------------------------------------------------------------------------------
      100.000000             4.85            4.85            4.85            4.85             4.85
      100.062500             4.85            4.85            4.85            4.85             4.85
      100.125000             4.84            4.84            4.84            4.84             4.84
      100.187500             4.83            4.83            4.83            4.83             4.83
      100.250000             4.82            4.82            4.82            4.82             4.82
      100.312500             4.81            4.81            4.81            4.81             4.81
      100.375000             4.81            4.81            4.81            4.81             4.80
      100.437500             4.80            4.80            4.80            4.80             4.80
      100.500000             4.79            4.79            4.79            4.79             4.79
      100.562500             4.78            4.78            4.78            4.78             4.78
      100.625000             4.77            4.77            4.77            4.77             4.77
      100.687500             4.77            4.77            4.77            4.77             4.76
      100.750000             4.76            4.76            4.76            4.76             4.76
      100.812500             4.75            4.75            4.75            4.75             4.75
      100.875000             4.74            4.74            4.74            4.74             4.74
      100.937500             4.73            4.73            4.73            4.73             4.73
      101.000000             4.73            4.73            4.73            4.73             4.72
  WAL (Yrs)                  9.91            9.91            9.91            9.91             9.74
  Mod Dur                    7.72            7.72            7.72            7.72             7.62
  FirstPrinPay            07/10/2013      07/10/2013      07/10/2013      07/10/2013       05/10/2013
  Maturity                07/10/2013      07/10/2013      07/10/2013      07/10/2013       05/10/2013
  Prin Window (Months)         1               1               1               1               1
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------

1% Cleanup Call is Not Exercised
--------------------------------

Initial Balance is as of August 2003
------------------------------------

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
   Term (Yrs)      Yield (BEY%)
----------------------------------
      1/12               NA

       1/4             1.446

       1/2             1.446

        2              1.446

        3              1.850

        5              2.810

       10              3.972

       30              4.909
----------------------------------



Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities LLC and any other Underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.



Banc of America Securities LLC

                          Price/Yield Table - Class A-1
                    (Assumes No Multi-Family Directed Class)

---------------------------------------------------------------------------------------------------------
Security ID:            GECMC Series 2003-C2                    Initial Balance:           136,587,000
Settlement Date:           08/12/03                             Initial Pass-Through Rate      2.8460%
Accrual Start Date:        08/01/03
First Pay Date:            09/10/03
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
Prepayment (CPR)          Scenario 1       Scenario 2      Scenario 3       Scenario 4      Scenario 5
---------------------------------------------------------------------------------------------------------
During YM                    0.00%           0.00%            0.00%           0.00%            0.00%
During Open                  0.00%           0.00%            0.00%           0.00%            0.00%
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
Default (CDR)             Scenario 1       Scenario 2      Scenario 3       Scenario 4      Scenario 5
---------------------------------------------------------------------------------------------------------
Rest of the Pool
Default Rate                 0.00%           0.00%            0.00%           0.00%            0.00%
Retail and Office Properties
Default Rate                 0.00%           1.00%            2.00%           3.00%            4.00%
Loss Severity                0.00%          50.00%           50.00%          50.00%           50.00%
Lag (months)                   0              12               12              12               12
Default Starting in Month      0               1                1               1                1
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
---------------------------------------------------------------------------------------------------------
                          Scenario 1       Scenario 2      Scenario 3       Scenario 4      Scenario 5
       99.750000             2.92             2.92            2.92             2.93            2.93
       99.812500             2.90             2.90            2.90             2.90            2.91
       99.875000             2.88             2.88            2.88             2.88            2.88
       99.937500             2.86             2.86            2.86             2.86            2.86
      100.000000             2.84             2.84            2.84             2.84            2.84
      100.062500             2.82             2.82            2.82             2.82            2.81
      100.125000             2.80             2.80            2.80             2.79            2.79
      100.187500             2.78             2.78            2.77             2.77            2.77
      100.250000             2.76             2.76            2.75             2.75            2.74
      100.312500             2.75             2.74            2.73             2.73            2.72
      100.375000             2.73             2.72            2.71             2.70            2.69
      100.437500             2.71             2.70            2.69             2.68            2.67
      100.500000             2.69             2.68            2.67             2.66            2.65
      100.562500             2.67             2.66            2.65             2.64            2.62
      100.625000             2.65             2.64            2.63             2.61            2.60
      100.687500             2.63             2.62            2.61             2.59            2.58
      100.750000             2.61             2.60            2.58             2.57            2.55
  WAL (Yrs)                  3.50             3.31            3.14             2.97            2.81
  Mod Dur                    3.26             3.09            2.94             2.79            2.65
  FirstPrinPay            09/10/2003       09/10/2003      09/10/2003       09/10/2003      09/10/2003
  Maturity                06/10/2008       06/10/2008      05/10/2008       05/10/2008      04/10/2008
  Prin Window (Months)        58               58              57               57              56
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------

1% Cleanup Call is Not Exercised
--------------------------------

Initial Balance is as of August 2003
------------------------------------

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
   Term (Yrs)      Yield (BEY%)
----------------------------------
      1/12             1.446

       1/4             1.446

       1/2             1.446

        2              1.446

        3              1.850

        5              2.810

       10              3.972

       30              4.909
----------------------------------



Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities LLC and any other Underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.



Banc of America Securities LLC

                         Price/Yield Table - Class A-2
                    (Assumes No Multi-Family Directed Class)

---------------------------------------------------------------------------------------------------------
Security ID:            GECMC Series 2003-C2                            Initial Balance:     194,273,000
Settlement Date:           08/12/03                                     Initial Pass-Through Rate:3.648%
Accrual Start Date:        08/01/03
First Pay Date:            09/10/03
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
Prepayment (CPR)          Scenario 1       Scenario 2      Scenario 3       Scenario 4      Scenario 5
---------------------------------------------------------------------------------------------------------
During YM                    0.00%           0.00%           0.00%           0.00%           0.00%
During Open                  0.00%           0.00%           0.00%           0.00%           0.00%
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
Default (CDR)             Scenario 1       Scenario 2      Scenario 3       Scenario 4      Scenario 5
---------------------------------------------------------------------------------------------------------
Rest of the Pool
Default Rate                 0.00%           0.00%           0.00%           0.00%            0.00%
Retail and Office Properties
Default Rate                 0.00%           1.00%           2.00%           3.00%            4.00%
Loss Severity                0.00%          50.00%          50.00%          50.00%           50.00%
Lag (months)                   0              12              12              12               12
Default Starting in Month      0               1               1               1                1
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
---------------------------------------------------------------------------------------------------------
                          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
      100.000000             3.66            3.66            3.66            3.66             3.66
      100.062500             3.64            3.64            3.64            3.64             3.64
      100.125000             3.63            3.63            3.63            3.63             3.63
      100.187500             3.62            3.62            3.61            3.61             3.61
      100.250000             3.60            3.60            3.60            3.60             3.60
      100.312500             3.59            3.59            3.59            3.59             3.58
      100.375000             3.58            3.57            3.57            3.57             3.57
      100.437500             3.56            3.56            3.56            3.56             3.56
      100.500000             3.55            3.55            3.55            3.54             3.54
      100.562500             3.54            3.53            3.53            3.53             3.53
      100.625000             3.52            3.52            3.52            3.52             3.51
      100.687500             3.51            3.51            3.50            3.50             3.50
      100.750000             3.50            3.49            3.49            3.49             3.49
      100.812500             3.48            3.48            3.48            3.47             3.47
      100.875000             3.47            3.47            3.46            3.46             3.46
      100.937500             3.46            3.45            3.45            3.45             3.44
      101.000000             3.44            3.44            3.44            3.43             3.43
  WAL (Yrs)                  5.25            5.12            5.02            4.93             4.88
  Mod Dur                    4.70            4.60            4.51            4.44             4.40
  FirstPrinPay            06/10/2008      06/10/2008      05/10/2008      05/10/2008       04/10/2008
  Maturity                05/10/2010      04/10/2010      02/10/2010      08/10/2009       02/10/2009
  Prin Window (Months)        24              23              22              16               11
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------

1% Cleanup Call is Not Exercised
--------------------------------

Initial Balance is as of August 2003
------------------------------------

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
   Term (Yrs)      Yield (BEY%)
----------------------------------
      1/12             1.446

       1/4             1.446

       1/2             1.446

        2              1.446

        3              1.850

        5              2.810

       10              3.972

       30              4.909
----------------------------------



Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities LLC and any other Underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.



Banc of America Securities LLC

                          Price/Yield Table - Class A-3
                    (Assumes No Multi-Family Directed Class)

---------------------------------------------------------------------------------------------------------
Security ID:            GECMC Series 2003-C2                            Initial Balance:      81,337,000
Settlement Date:           08/12/03                                     Initial Pass-Through Rate:4.391%
Accrual Start Date:        08/01/03
First Pay Date:            09/10/03
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
Prepayment (CPR)          Scenario 1       Scenario 2      Scenario 3       Scenario 4      Scenario 5
---------------------------------------------------------------------------------------------------------
During YM                    0.00%           0.00%           0.00%           0.00%           0.00%
During Open                  0.00%           0.00%           0.00%           0.00%           0.00%
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
Default (CDR)             Scenario 1       Scenario 2      Scenario 3       Scenario 4      Scenario 5
---------------------------------------------------------------------------------------------------------
Rest of the Pool
Default Rate                 0.00%           0.00%           0.00%           0.00%            0.00%
Retail and Office Properties
Default Rate                 0.00%           1.00%           2.00%           3.00%            4.00%
Loss Severity                0.00%          50.00%          50.00%          50.00%           50.00%
Lag (months)                   0              12              12              12               12
Default Starting in Month      0               1               1               1                1
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
---------------------------------------------------------------------------------------------------------
                          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
      100.000000             4.41            4.41            4.41            4.41             4.41
      100.062500             4.41            4.40            4.40            4.40             4.40
      100.125000             4.40            4.39            4.39            4.39             4.39
      100.187500             4.39            4.38            4.38            4.38             4.38
      100.250000             4.38            4.37            4.37            4.37             4.37
      100.312500             4.37            4.36            4.36            4.36             4.36
      100.375000             4.36            4.35            4.35            4.35             4.35
      100.437500             4.35            4.34            4.34            4.34             4.33
      100.500000             4.34            4.33            4.33            4.33             4.32
      100.562500             4.33            4.32            4.32            4.32             4.31
      100.625000             4.32            4.31            4.31            4.31             4.30
      100.687500             4.31            4.31            4.30            4.30             4.29
      100.750000             4.30            4.30            4.29            4.28             4.28
      100.812500             4.29            4.29            4.28            4.27             4.27
      100.875000             4.28            4.28            4.27            4.26             4.26
      100.937500             4.27            4.27            4.26            4.25             4.25
      101.000000             4.26            4.26            4.25            4.24             4.24
  WAL (Yrs)                  7.94            7.54            7.21            6.89             6.61
  Mod Dur                    6.57            6.29            6.06            5.83             5.62
  FirstPrinPay            05/10/2010      04/10/2010      02/10/2010      08/10/2009       02/10/2009
  Maturity                08/10/2012      03/10/2012      02/10/2012      07/10/2011       02/10/2011
  Prin Window (Months)        28              24              25              24               25
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------

1% Cleanup Call is Not Exercised
--------------------------------

Initial Balance is as of August 2003
------------------------------------

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
   Term (Yrs)      Yield (BEY%)
----------------------------------
      1/12             1.446

       1/4             1.446

       1/2             1.446

        2              1.446

        3              1.850

        5              2.810

       10              3.972

       30              4.909
----------------------------------



Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities LLC and any other Underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.



Banc of America Securities LLC

                          Price/Yield Table - Class A-4
                    (Assumes No Multi-Family Directed Class)

---------------------------------------------------------------------------------------------------------
Security ID:            GECMC Series 2003-C2                            Initial Balance:     563,839,000
Settlement Date:           08/12/03                                     Initial Pass-Through Rate:4.684%
Accrual Start Date:        08/01/03
First Pay Date:            09/10/03
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
Prepayment (CPR)          Scenario 1       Scenario 2      Scenario 3       Scenario 4      Scenario 5
---------------------------------------------------------------------------------------------------------
During YM                    0.00%           0.00%           0.00%           0.00%           0.00%
During Open                  0.00%           0.00%           0.00%           0.00%           0.00%
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
Default (CDR)             Scenario 1       Scenario 2      Scenario 3       Scenario 4      Scenario 5
---------------------------------------------------------------------------------------------------------
Rest of the Pool
Default Rate                 0.00%           0.00%           0.00%           0.00%           0.00%
Retail and Office Properties
Default Rate                 0.00%           1.00%           2.00%           3.00%           4.00%
Loss Severity                0.00%          50.00%          50.00%          50.00%          50.00%
Lag (months)                   0              12              12              12               12
Default Starting in Month      0               1               1               1               1
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
---------------------------------------------------------------------------------------------------------
      100.000000             4.71            4.71            4.71            4.71             4.71
      100.062500             4.71            4.71            4.71            4.71             4.71
      100.125000             4.70            4.70            4.70            4.70             4.70
      100.187500             4.69            4.69            4.69            4.69             4.69
      100.250000             4.68            4.68            4.68            4.68             4.68
      100.312500             4.67            4.67            4.67            4.67             4.67
      100.375000             4.67            4.67            4.67            4.66             4.66
      100.437500             4.66            4.66            4.66            4.66             4.66
      100.500000             4.65            4.65            4.65            4.65             4.65
      100.562500             4.64            4.64            4.64            4.64             4.64
      100.625000             4.63            4.63            4.63            4.63             4.63
      100.687500             4.62            4.62            4.62            4.62             4.62
      100.750000             4.62            4.62            4.62            4.62             4.62
      100.812500             4.61            4.61            4.61            4.61             4.61
      100.875000             4.60            4.60            4.60            4.60             4.60
      100.937500             4.59            4.59            4.59            4.59             4.59
      101.000000             4.58            4.58            4.58            4.58             4.58
  WAL (Yrs)                  9.65            9.63            9.60            9.57             9.54
  Mod Dur                    7.61            7.59            7.58            7.56             7.53
  FirstPrinPay            08/10/2012      03/10/2012      02/10/2012      07/10/2011       02/10/2011
  Maturity                07/10/2013      07/10/2013      07/10/2013      07/10/2013       07/10/2013
  Prin Window (Months)        12              17              18              25               30
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------

1% Cleanup Call is Not Exercised
--------------------------------

Initial Balance is as of August 2003
------------------------------------

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
   Term (Yrs)      Yield (BEY%)
----------------------------------
      1/12             1.446

       1/4             1.446

       1/2             1.446

        2              1.446

        3              1.850

        5              2.810

       10              3.972

       30              4.909
----------------------------------



Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities LLC and any other Underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.



Banc of America Securities LLC

                         Price/Yield Table - Class A-1

---------------------------------------------------------------------------------------------------------
Security ID:                GECMC Series 2003-C2                Initial Balance:           66,719,000
Settlement Date:               08/12/03                         Initial Pass-Through Rate     2.6570%
Accrual Start Date:            08/01/03
First Pay Date:                09/10/03
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
Prepayment (CPR)          Scenario 1       Scenario 2      Scenario 3       Scenario 4      Scenario 5
---------------------------------------------------------------------------------------------------------
During YM                    0.00%             0.00%           0.00%            0.00%          0.00%
During Open                  0.00%           100.00%         100.00%          100.00%          0.00%
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
Default (CDR) --
Rest of the Pool              Scenario 1       Scenario 2      Scenario 3      Scenario 4       Scenario 5
--------------------------------------------------------------------------------------------------------------
Default Rate                     0.00%           0.00%            2.00%           2.00%           0.00%
Loss Severity                    0.00%           0.00%           40.00%          40.00%           0.00%
Lag (months)                       0               0               12              12               0
Default Starting in Month          0               0                1               1               0
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
Default (CDR) --
DDR Portfolio                  Scenario 1       Scenario 2      Scenario 3      Scenario 4       Scenario 5
--------------------------------------------------------------------------------------------------------------
Default Rate                     0.00%           0.00%            2.00%         100.00%           0.00%
Loss Severity                    0.00%           0.00%           40.00%          40.00%           0.00%
Lag (months)                       0               0               12              12               0
Default Starting in Month          0               0                1              18               0
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
Extensions                    Scenario 1       Scenario 2      Scenario 3      Scenario 4       Scenario 5
--------------------------------------------------------------------------------------------------------------
Extension months                   0               0                0               0               24
--------------------------------------------------------------------------------------------------------------

                              Scenario 1       Scenario 2      Scenario 3      Scenario 4       Scenario 5
         100.12500               2.60             2.60            2.57            2.78             2.60
         100.14063               2.59             2.59            2.56            2.74             2.60
         100.15625               2.59             2.59            2.55            2.70             2.59
         100.17188               2.58             2.58            2.55            2.67             2.58
         100.18750               2.58             2.58            2.54            2.63             2.58
         100.20313               2.57             2.57            2.53            2.60             2.57
         100.21875               2.56             2.56            2.52            2.56             2.57
         100.23438               2.56             2.56            2.51            2.53             2.56
         100.25000               2.55             2.55            2.51            2.49             2.56
         100.26563               2.55             2.55            2.50            2.46             2.55
         100.28125               2.54             2.54            2.49            2.42             2.54
         100.29688               2.53             2.53            2.48            2.39             2.54
         100.31250               2.53             2.53            2.47            2.35             2.53
         100.32813               2.52             2.52            2.46            2.32             2.53
         100.34375               2.52             2.52            2.46            2.28             2.52
         100.35938               2.51             2.51            2.45            2.25             2.52
         100.37500               2.50             2.50            2.44            2.21             2.51
  WAL (Yrs)                      2.79             2.78            1.98            1.84             2.88
  Mod Dur                        2.64             2.63             1.9            1.77             2.71
  FirstPrinPay                 9/10/2003       9/10/2003        9/10/2003       9/10/2003       9/10/2003
  Maturity                     5/10/2008       3/10/2008        2/10/2007       2/10/2006       7/10/2008
  Prin Window (Months)            57               55              42              30               59
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------

1% Cleanup Call is Not Exercised
--------------------------------

Initial Balance is as of August 2003
------------------------------------

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan

No Defaults on any Mortgage Loan
--------------------------------------------------------------------------------


----------------------------------
      Treasury Curve as of
----------------------------------
   Term (Yrs)      Yield (BEY%)
----------------------------------
      1/12              NA

       1/4             1.578

       1/2             1.578

        2              1.578

        3              2.010

        5              3.083

       10              4.261

       30              5.180
----------------------------------



Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities LLC and any other Underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.



Banc of America Securities LLC

                          Price/Yield Table - Class A-1

---------------------------------------------------------------------------------------------------------
Security ID:            GECMC Series 2003-C2                             Initial Balance:     103,586,000
Settlement Date:           08/12/03                                      Initial Pass-Through Rate2.8460%
Accrual Start Date:        08/01/03
First Pay Date:            09/10/03
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Prepayment (CPR)          Scenario 1       Scenario 2      Scenario 3      Scenario 4       Scenario 5
---------------------------------------------------------------------------------------------------------
During YM                    0.00%           0.00%            0.00%           0.00%           0.00%
During Open                  0.00%           0.00%            0.00%           0.00%           0.00%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Default (CDR)             Scenario 1       Scenario 2      Scenario 3      Scenario 4       Scenario 5
---------------------------------------------------------------------------------------------------------
Default Rate                 0.00%           1.00%            2.00%           3.00%           4.00%
Loss Severity                0.00%          50.00%           50.00%          50.00%          50.00%
Lag (months)                   0               12              12              12               12
Default Starting in Month      0               25              25              25               25
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                          Scenario 1       Scenario 2      Scenario 3      Scenario 4       Scenario 5
---------------------------------------------------------------------------------------------------------
       99.750000             2.92             2.92            2.92            2.92             2.92
       99.812500             2.90             2.90            2.90            2.90             2.90
       99.875000             2.88             2.88            2.88            2.88             2.88
       99.937500             2.86             2.86            2.86            2.86             2.86
      100.000000             2.84             2.84            2.84            2.84             2.84
      100.062500             2.82             2.82            2.82            2.82             2.82
      100.125000             2.80             2.80            2.80            2.80             2.80
      100.187500             2.78             2.78            2.78            2.78             2.78
      100.250000             2.76             2.76            2.76            2.76             2.76
      100.312500             2.75             2.74            2.74            2.74             2.74
      100.375000             2.73             2.72            2.72            2.72             2.72
      100.437500             2.71             2.70            2.70            2.70             2.70
      100.500000             2.69             2.68            2.68            2.68             2.67
      100.562500             2.67             2.67            2.66            2.66             2.65
      100.625000             2.65             2.65            2.64            2.64             2.63
      100.687500             2.63             2.63            2.62            2.62             2.61
      100.750000             2.61             2.61            2.60            2.60             2.59
  WAL (Yrs)                  3.50             3.42            3.35            3.29             3.23
  Mod Dur                    3.26             3.19            3.13            3.08             3.03
  FirstPrinPay            09/10/2003       09/10/2003      09/10/2003      09/10/2003       09/10/2003
  Maturity                06/10/2008       06/10/2008      06/10/2008      05/10/2008       05/10/2008
  Prin Window (Months)        58               58              58              57               57
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------

1% Cleanup Call is Not Exercised
--------------------------------

Initial Balance is as of August 2003
------------------------------------

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan
--------------------------------------------------------------------------------

-------------------------------
     Treasury Curve as of
-------------------------------
  Term (Yrs)      Yield (BEY%)
-------------------------------
      1/12           1.446

      1/4            1.446

      1/2            1.446

       2             1.446

       3             1.850

       5             2.810

      10             3.972

      30             4.909
-------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities LLC and any other Underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.


Banc of America Securities LLC

                          Price/Yield Table - Class A-2

---------------------------------------------------------------------------------------------------------
Security ID:            GECMC Series 2003-C2                            Initial Balance:     102,954,000
Settlement Date:           08/12/03                                     Initial Pass-Through Rate:3.648%
Accrual Start Date:        08/01/03
First Pay Date:            09/10/03
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
Prepayment (CPR)          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
---------------------------------------------------------------------------------------------------------
During YM                    0.00%           0.00%           0.00%           0.00%           0.00%
During Open                  0.00%           0.00%           0.00%           0.00%           0.00%
---------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------
Default (CDR)             Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
---------------------------------------------------------------------------------------------------------
Default Rate                 0.00%           1.00%           2.00%           3.00%            4.00%
Loss Severity                0.00%          50.00%          50.00%          50.00%           50.00%
Lag (months)                   0              12              12              12               12
Default Starting in Month      0              25              25              25               25
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
---------------------------------------------------------------------------------------------------------
      100.000000             3.66            3.66            3.66            3.66             3.65
      100.062500             3.64            3.64            3.64            3.64             3.64
      100.125000             3.63            3.63            3.63            3.63             3.63
      100.187500             3.62            3.61            3.61            3.61             3.61
      100.250000             3.60            3.60            3.60            3.60             3.60
      100.312500             3.59            3.59            3.59            3.58             3.58
      100.375000             3.58            3.57            3.57            3.57             3.57
      100.437500             3.56            3.56            3.56            3.56             3.56
      100.500000             3.55            3.55            3.54            3.54             3.54
      100.562500             3.54            3.53            3.53            3.53             3.53
      100.625000             3.52            3.52            3.52            3.51             3.51
      100.687500             3.51            3.51            3.50            3.50             3.50
      100.750000             3.50            3.49            3.49            3.49             3.48
      100.812500             3.48            3.48            3.47            3.47             3.47
      100.875000             3.47            3.46            3.46            3.46             3.46
      100.937500             3.46            3.45            3.45            3.44             3.44
      101.000000             3.44            3.44            3.43            3.43             3.43
  WAL (Yrs)                  5.25            5.07            4.96            4.89             4.84
  Mod Dur                    4.70            4.55            4.46            4.40             4.37
  FirstPrinPay            06/10/2008      06/10/2008      06/10/2008      05/10/2008       05/10/2008
  Maturity                05/10/2010      02/10/2010      07/10/2009      03/10/2009       11/10/2008
  Prin Window (Months)        24              21              14              11               7
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------

1% Cleanup Call is Not Exercised
--------------------------------

Initial Balance is as of August 2003
------------------------------------

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan
--------------------------------------------------------------------------------

-------------------------------
     Treasury Curve as of
-------------------------------
  Term (Yrs)      Yield (BEY%)
-------------------------------
      1/12           1.446

      1/4            1.446

      1/2            1.446

       2             1.446

       3             1.850

       5             2.810

      10             3.972

      30             4.909
-------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities LLC and any other Underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.




Banc of America Securities LLC

                          Price/Yield Table - Class A-3

---------------------------------------------------------------------------------------------------------
Security ID:            GECMC Series 2003-C2                            Initial Balance:      79,567,000
Settlement Date:           08/12/03                                     Initial Pass-Through Rate:4.382%
Accrual Start Date:        08/01/03
First Pay Date:            09/10/03
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Prepayment (CPR)          Scenario 1       Scenario 2      Scenario 3      Scenario 4       Scenario 5
---------------------------------------------------------------------------------------------------------
During YM                    0.00%           0.00%            0.00%           0.00%           0.00%
During Open                  0.00%           0.00%            0.00%           0.00%           0.00%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Default (CDR)             Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
---------------------------------------------------------------------------------------------------------
Default Rate                 0.00%           1.00%           2.00%           3.00%            4.00%
Loss Severity                0.00%          50.00%          50.00%          50.00%           50.00%
Lag (months)                   0              12              12              12               12
Default Starting in Month      0              25              25              25               25
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
---------------------------------------------------------------------------------------------------------
      100.000000             4.41            4.40            4.40            4.40             4.40
      100.062500             4.40            4.39            4.39            4.39             4.39
      100.125000             4.39            4.38            4.38            4.38             4.38
      100.187500             4.38            4.37            4.37            4.37             4.37
      100.250000             4.37            4.36            4.36            4.36             4.36
      100.312500             4.36            4.35            4.35            4.35             4.35
      100.375000             4.35            4.34            4.34            4.34             4.33
      100.437500             4.34            4.34            4.33            4.33             4.32
      100.500000             4.33            4.33            4.32            4.32             4.31
      100.562500             4.32            4.32            4.31            4.31             4.30
      100.625000             4.31            4.31            4.30            4.29             4.29
      100.687500             4.30            4.30            4.29            4.28             4.28
      100.750000             4.29            4.29            4.28            4.27             4.27
      100.812500             4.28            4.28            4.27            4.26             4.26
      100.875000             4.27            4.27            4.26            4.25             4.24
      100.937500             4.26            4.26            4.25            4.24             4.23
      101.000000             4.25            4.25            4.24            4.23             4.22
  WAL (Yrs)                  7.90            7.50            7.13            6.78             6.48
  Mod Dur                    6.55            6.26            6.01            5.75             5.53
  FirstPrinPay            05/10/2010      02/10/2010      07/10/2009      03/10/2009       11/10/2008
  Maturity                08/10/2012      03/10/2012      02/10/2012      07/10/2011       02/10/2011
  Prin Window (Months)        28              26              32              29               28
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------

1% Cleanup Call is Not Exercised
--------------------------------

Initial Balance is as of August 2003
------------------------------------

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan
--------------------------------------------------------------------------------

-------------------------------
     Treasury Curve as of
-------------------------------
  Term (Yrs)      Yield (BEY%)
-------------------------------
      1/12           1.446

      1/4            1.446

      1/2            1.446

       2             1.446

       3             1.850

       5             2.810

      10             3.972

      30             4.909
-------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities LLC and any other Underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.




Banc of America Securities LLC

                          Price/Yield Table - Class A-4

---------------------------------------------------------------------------------------------------------
Security ID:            GECMC Series 2003-C2                            Initial Balance:     406,038,000
Settlement Date:           08/12/03                                     Initial Pass-Through Rate:4.678%
Accrual Start Date:        08/01/03
First Pay Date:            09/10/03
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
Prepayment (CPR)          Scenario 1       Scenario 2      Scenario 3      Scenario 4       Scenario 5
---------------------------------------------------------------------------------------------------------
During YM                    0.00%           0.00%            0.00%           0.00%           0.00%
During Open                  0.00%           0.00%            0.00%           0.00%           0.00%
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
Default (CDR)             Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
---------------------------------------------------------------------------------------------------------
Default Rate                 0.00%           1.00%           2.00%           3.00%            4.00%
Loss Severity                0.00%          50.00%          50.00%          50.00%           50.00%
Lag (months)                   0              12              12              12               12
Default Starting in Month      0              25              25              25               25
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                          Scenario 1      Scenario 2      Scenario 3      Scenario 4       Scenario 5
---------------------------------------------------------------------------------------------------------
      100.000000             4.71            4.71            4.71            4.71             4.71
      100.062500             4.70            4.70            4.70            4.70             4.70
      100.125000             4.69            4.69            4.69            4.69             4.69
      100.187500             4.68            4.68            4.68            4.68             4.68
      100.250000             4.68            4.68            4.68            4.68             4.67
      100.312500             4.67            4.67            4.67            4.67             4.67
      100.375000             4.66            4.66            4.66            4.66             4.66
      100.437500             4.65            4.65            4.65            4.65             4.65
      100.500000             4.64            4.64            4.64            4.64             4.64
      100.562500             4.63            4.63            4.63            4.63             4.63
      100.625000             4.63            4.63            4.63            4.63             4.62
      100.687500             4.62            4.62            4.62            4.62             4.62
      100.750000             4.61            4.61            4.61            4.61             4.61
      100.812500             4.60            4.60            4.60            4.60             4.60
      100.875000             4.59            4.59            4.59            4.59             4.59
      100.937500             4.59            4.59            4.58            4.58             4.58
      101.000000             4.58            4.58            4.58            4.58             4.58
  WAL (Yrs)                  9.61            9.58            9.54            9.50             9.45
  Mod Dur                    7.59            7.57            7.54            7.52             7.48
  FirstPrinPay            08/10/2012      03/10/2012      02/10/2012      07/10/2011       02/10/2011
  Maturity                07/10/2013      07/10/2013      07/10/2013      07/10/2013       07/10/2013
  Prin Window (Months)        12              17              18              25               30
---------------------------------------------------------------------------------------------------------


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities LLC and any other Underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.




Banc of America Securities LLC

                          Price/Yield Table - Class A-1
                  (Base Structure -- With Multifamily Tranche)


---------------------------------------------------------------------------------------------------------
Security ID:            GECMC Series 2003-C2                             Initial Balance:     103,586,000
Settlement Date:           08/12/03                                      Initial Pass-Through Rate2.8460%
Accrual Start Date:        08/01/03
First Pay Date:            09/10/03
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Prepayment (CPR)          Scenario 1       Scenario 2      Scenario 3       Scenario 4      Scenario 5
---------------------------------------------------------------------------------------------------------
During YM                    0.00%           0.00%            0.00%           0.00%            0.00%
During Open                  0.00%           0.00%            0.00%           0.00%            0.00%
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
Default (CDR)             Scenario 1       Scenario 2      Scenario 3       Scenario 4      Scenario 5
---------------------------------------------------------------------------------------------------------
Rest of the Pool
---------------------------------------------------------------------------------------------------------
Default Rate                 0.00%           0.00%            0.00%           0.00%            0.00%
---------------------------------------------------------------------------------------------------------
Retail and Office Properties
---------------------------------------------------------------------------------------------------------
Default Rate                 0.00%            1.00%           2.00%            3.00%           4.00%
Loss Severity                0.00%           50.00%          50.00%           50.00%          50.00%
Lag (months)                   0               12              12               12              12
Default Starting in Month      0               1                1               1                1
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                          Scenario 1       Scenario 2      Scenario 3       Scenario 4      Scenario 5
---------------------------------------------------------------------------------------------------------
       99.750000             2.92             2.92            2.93             2.93            2.94
       99.812500             2.90             2.90            2.90             2.91            2.91
       99.875000             2.88             2.88            2.88             2.88            2.88
       99.937500             2.86             2.86            2.86             2.86            2.86
      100.000000             2.84             2.84            2.84             2.84            2.83
      100.062500             2.82             2.82            2.82             2.81            2.81
      100.125000             2.80             2.80            2.79             2.79            2.78
      100.187500             2.78             2.78            2.77             2.77            2.76
      100.250000             2.76             2.76            2.75             2.74            2.73
      100.312500             2.75             2.74            2.73             2.72            2.71
      100.375000             2.73             2.72            2.71             2.69            2.68
      100.437500             2.71             2.70            2.68             2.67            2.66
      100.500000             2.69             2.68            2.66             2.65            2.63
      100.562500             2.67             2.65            2.64             2.62            2.61
      100.625000             2.65             2.63            2.62             2.60            2.58
      100.687500             2.63             2.61            2.60             2.58            2.56
      100.750000             2.61             2.59            2.57             2.55            2.53
  WAL (Yrs)                  3.50             3.25            3.02             2.81            2.61
  Mod Dur                    3.26             3.04            2.84             2.64            2.47
  FirstPrinPay             9/10/2003       9/10/2003        9/10/2003       9/10/2003        9/10/2003
  Maturity                 6/10/2008       6/10/2008        5/10/2008       5/10/2008        1/10/2008
  Prin Window (Months)        58               58              57               57              53
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------

1% Cleanup Call is Not Exercised
--------------------------------

Initial Balance is as of August 2003
------------------------------------

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan
--------------------------------------------------------------------------------

-------------------------------
     Treasury Curve as of
-------------------------------
  Term (Yrs)      Yield (BEY%)
-------------------------------
      1/12           1.446

      1/4            1.446

      1/2            1.446

       2             1.446

       3             1.850

       5             2.810

      10             3.972

      30             4.909
-------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities LLC and any other Underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.


Banc of America Securities LLC

                          Price/Yield Table - Class A-2
                  (Base Structure -- With Multifamily Tranche)

---------------------------------------------------------------------------------------------------------
Security ID:            GECMC Series 2003-C2                             Initial Balance:     102,954,000
Settlement Date:           08/12/03                                      Initial Pass-Through Rate:3.648%
Accrual Start Date:        08/01/03
First Pay Date:            09/10/03
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
Prepayment (CPR)          Scenario 1       Scenario 2      Scenario 3      Scenario 4       Scenario 5
---------------------------------------------------------------------------------------------------------
During YM                    0.00%           0.00%            0.00%           0.00%           0.00%
During Open                  0.00%           0.00%            0.00%           0.00%           0.00%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Default (CDR)             Scenario 1       Scenario 2      Scenario 3       Scenario 4      Scenario 5
---------------------------------------------------------------------------------------------------------
Rest of the Pool
---------------------------------------------------------------------------------------------------------
Default Rate                 0.00%           0.00%            0.00%           0.00%            0.00%
---------------------------------------------------------------------------------------------------------
Retail and Office Properties
---------------------------------------------------------------------------------------------------------
Default Rate                 0.00%            1.00%           2.00%            3.00%           4.00%
Loss Severity                0.00%           50.00%          50.00%           50.00%          50.00%
Lag (months)                   0               12              12               12              12
Default Starting in Month      0               1               1                1               1
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                          Scenario 1       Scenario 2      Scenario 3       Scenario 4      Scenario 5
---------------------------------------------------------------------------------------------------------
      100.000000             3.66             3.66            3.66             3.65            3.65
      100.062500             3.64             3.64            3.64             3.64            3.64
      100.125000             3.63             3.63            3.63             3.63            3.63
      100.187500             3.62             3.61            3.61             3.61            3.61
      100.250000             3.60             3.60            3.60             3.60            3.60
      100.312500             3.59             3.59            3.58             3.58            3.58
      100.375000             3.58             3.57            3.57             3.57            3.57
      100.437500             3.56             3.56            3.56             3.55            3.55
      100.500000             3.55             3.55            3.54             3.54            3.54
      100.562500             3.54             3.53            3.53             3.53            3.53
      100.625000             3.52             3.52            3.51             3.51            3.51
      100.687500             3.51             3.50            3.50             3.50            3.50
      100.750000             3.50             3.49            3.49             3.48            3.48
      100.812500             3.48             3.48            3.47             3.47            3.47
      100.875000             3.47             3.46            3.46             3.46            3.45
      100.937500             3.46             3.45            3.44             3.44            3.44
      101.000000             3.44             3.44            3.43             3.43            3.42
  WAL (Yrs)                  5.25             5.02            4.89             4.83            4.78
  Mod Dur                    4.70             4.52            4.41             4.36            4.32
  FirstPrinPay             6/10/2008       6/10/2008        5/10/2008       5/10/2008        1/10/2008
  Maturity                 5/10/2010       1/10/2010        4/10/2009       10/10/2008       6/10/2008
  Prin Window (Months)        24               20              12               6                6
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------

1% Cleanup Call is Not Exercised
--------------------------------

Initial Balance is as of August 2003
------------------------------------

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan
--------------------------------------------------------------------------------

-------------------------------
     Treasury Curve as of
-------------------------------
  Term (Yrs)      Yield (BEY%)
-------------------------------
      1/12           1.446

      1/4            1.446

      1/2            1.446

       2             1.446

       3             1.850

       5             2.810

      10             3.972

      30             4.909
-------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities LLC and any other Underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.


Banc of America Securities LLC

                          Price/Yield Table - Class A-3
                  (Base Structure -- With Multifamily Tranche)

---------------------------------------------------------------------------------------------------------
Security ID:            GECMC Series 2003-C2                             Initial Balance:      79,567,000
Settlement Date:           08/12/03                                      Initial Pass-Through Rate:4.382%
Accrual Start Date:        08/01/03
First Pay Date:            09/10/03
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Prepayment (CPR)          Scenario 1       Scenario 2      Scenario 3       Scenario 4      Scenario 5
---------------------------------------------------------------------------------------------------------
During YM                    0.00%           0.00%            0.00%           0.00%            0.00%
During Open                  0.00%           0.00%            0.00%           0.00%            0.00%
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
Default (CDR)             Scenario 1       Scenario 2      Scenario 3       Scenario 4      Scenario 5
---------------------------------------------------------------------------------------------------------
Rest of the Pool
---------------------------------------------------------------------------------------------------------
Default Rate                 0.00%           0.00%            0.00%           0.00%            0.00%
---------------------------------------------------------------------------------------------------------
Retail and Office Properties
---------------------------------------------------------------------------------------------------------
Default Rate                 0.00%           1.00%            2.00%           3.00%            4.00%
Loss Severity                0.00%          50.00%           50.00%          50.00%           50.00%
Lag (months)                   0              12               12              12               12
Default Starting in Month      0              1                1               1                1
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                          Scenario 1       Scenario 2      Scenario 3       Scenario 4      Scenario 5
---------------------------------------------------------------------------------------------------------
      100.000000             4.41             4.40            4.40             4.40            4.40
      100.062500             4.40             4.39            4.39             4.39            4.39
      100.125000             4.39             4.38            4.38             4.38            4.38
      100.187500             4.38             4.37            4.37             4.37            4.37
      100.250000             4.37             4.36            4.36             4.36            4.36
      100.312500             4.36             4.35            4.35             4.35            4.34
      100.375000             4.35             4.34            4.34             4.34            4.33
      100.437500             4.34             4.33            4.33             4.33            4.32
      100.500000             4.33             4.32            4.32             4.31            4.31
      100.562500             4.32             4.31            4.31             4.30            4.30
      100.625000             4.31             4.30            4.30             4.29            4.29
      100.687500             4.30             4.29            4.29             4.28            4.27
      100.750000             4.29             4.29            4.28             4.27            4.26
      100.812500             4.28             4.28            4.27             4.26            4.25
      100.875000             4.27             4.27            4.26             4.25            4.24
      100.937500             4.26             4.26            4.25             4.24            4.23
      101.000000             4.25             4.25            4.24             4.23            4.22
  WAL (Yrs)                  7.90             7.47            7.03             6.61            6.24
  Mod Dur                    6.55             6.24            5.93             5.62            5.35
  FirstPrinPay             5/10/2010       1/10/2010        4/10/2009       10/10/2008       6/10/2008
  Maturity                 8/10/2012       3/10/2012        2/10/2012       6/10/2011       11/10/2010
  Prin Window (Months)        28               27              35               33              30
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------

1% Cleanup Call is Not Exercised
--------------------------------

Initial Balance is as of August 2003
------------------------------------

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan
--------------------------------------------------------------------------------

-------------------------------
     Treasury Curve as of
-------------------------------
  Term (Yrs)      Yield (BEY%)
-------------------------------
      1/12           1.446

      1/4            1.446

      1/2            1.446

       2             1.446

       3             1.850

       5             2.810

      10             3.972

      30             4.909
-------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities LLC and any other Underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.


Banc of America Securities LLC

                          Price/Yield Table - Class A-4
                  (Base Structure -- With Multifamily Tranche)

---------------------------------------------------------------------------------------------------------
Security ID:            GECMC Series 2003-C2                             Initial Balance:     406,038,000
Settlement Date:           08/12/03                                      Initial Pass-Through Rate:4.678%
Accrual Start Date:        08/01/03
First Pay Date:            09/10/03
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
Prepayment (CPR)          Scenario 1       Scenario 2      Scenario 3       Scenario 4      Scenario 5
---------------------------------------------------------------------------------------------------------
During YM                    0.00%           0.00%            0.00%           0.00%            0.00%
During Open                  0.00%           0.00%            0.00%           0.00%            0.00%
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
Default (CDR)             Scenario 1       Scenario 2      Scenario 3       Scenario 4      Scenario 5
---------------------------------------------------------------------------------------------------------
Rest of the Pool
---------------------------------------------------------------------------------------------------------
Default Rate                 0.00%           0.00%            0.00%           0.00%            0.00%
---------------------------------------------------------------------------------------------------------
Retail and Office Properties
---------------------------------------------------------------------------------------------------------
Default Rate                 0.00%           1.00%            2.00%           3.00%            4.00%
Loss Severity                0.00%          50.00%           50.00%          50.00%           50.00%
Lag (months)                   0               12              12               12              12
Default Starting in Month      0               1               1                1               1
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                          Scenario 1       Scenario 2      Scenario 3       Scenario 4      Scenario 5
---------------------------------------------------------------------------------------------------------
                          Scenario 1       Scenario 2      Scenario 3       Scenario 4      Scenario 5
      100.000000             4.71             4.71            4.71             4.71            4.71
      100.062500             4.70             4.70            4.70             4.70            4.70
      100.125000             4.69             4.69            4.69             4.69            4.69
      100.187500             4.68             4.68            4.68             4.68            4.68
      100.250000             4.68             4.68            4.68             4.68            4.67
      100.312500             4.67             4.67            4.67             4.67            4.67
      100.375000             4.66             4.66            4.66             4.66            4.66
      100.437500             4.65             4.65            4.65             4.65            4.65
      100.500000             4.64             4.64            4.64             4.64            4.64
      100.562500             4.63             4.63            4.63             4.63            4.63
      100.625000             4.63             4.63            4.63             4.63            4.62
      100.687500             4.62             4.62            4.62             4.62            4.62
      100.750000             4.61             4.61            4.61             4.61            4.61
      100.812500             4.60             4.60            4.60             4.60            4.60
      100.875000             4.59             4.59            4.59             4.59            4.59
      100.937500             4.59             4.59            4.58             4.58            4.58
      101.000000             4.58             4.58            4.58             4.58            4.58
  WAL (Yrs)                  9.61             9.58            9.55             9.50            9.45
  Mod Dur                    7.59             7.57            7.55             7.52            7.48
  FirstPrinPay             8/10/2012       3/10/2012        2/10/2012       6/10/2011       11/10/2010
  Maturity                 7/10/2013       7/10/2013        7/10/2013       7/10/2013        7/10/2013
  Prin Window (Months)        12               17              18               26              33
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   Assumptions
--------------------------------------------------------------------------------

1% Cleanup Call is Not Exercised
--------------------------------

Initial Balance is as of August 2003
------------------------------------

Prepay Rates are a Constant % of CPR

100% of All Prepayment Premiums are assumed to be collected

Prepayment Premiums are allocated to one or more classes of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment Premiums" in the Prospectus Supplement.

No Extensions on any Mortgage Loan

No Delinquencies on any Mortgage Loan
--------------------------------------------------------------------------------

-------------------------------
     Treasury Curve as of
-------------------------------
  Term (Yrs)      Yield (BEY%)
-------------------------------
      1/12           1.446

      1/4            1.446

      1/2            1.446

       2             1.446

       3             1.850

       5             2.810

      10             3.972

      30             4.909
-------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Banc of America Securities LLC and any other Underwriters disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.


Banc of America Securities LLC